                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                           WESTERN BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                         4100 NEWPORT PLACE, SUITE 900
                        NEWPORT BEACH, CALIFORNIA 92660

                                                                   April 1, 1998

Dear Shareholder:

    You are cordially invited to attend the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Western Bancorp (the "Company"), to be held at 11:00 a.m. on Thursday, April 30, 1998, at its executive offices, 4100 Newport Place, Third Floor, Newport Beach, California 92660.

    Enclosed are the Secretary's official Notice of the Annual Meeting, a Proxy Statement and a form of Proxy. As described more fully in the Proxy Statement, at the Annual Meeting you will be asked to elect nine (9) directors to serve until the next annual meeting and to approve the amendment and restatement of the Company's 1993 Stock Option Plan (the "Stock Option Plan"). We will also report to you on the operations of the Company, and you will have the opportunity to ask questions about the Company that may be of general interest to Shareholders.

    The enclosed Proxy Statement contains important information concerning the matters to be voted on at the Annual Meeting. We hope you will take the time to study it carefully. Your vote is very important, regardless of how many shares you own. Even if you currently plan to attend our Annual Meeting, please complete, sign, date and return the enclosed Proxy Card promptly in the accompanying self-addressed, postage prepaid envelope. If you do join us at the Annual Meeting and wish to vote in person, you may revoke your Proxy at that time.

    The other members of the Board of Directors and I look forward to seeing you at the meeting.

                                          Sincerely,

                                              [SIGNATURE]

                                          Hugh S. Smith, Jr.

                                          CHAIRMAN OF THE BOARD

        PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT
                YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                                WESTERN BANCORP
                         4100 NEWPORT PLACE, SUITE 900
                        NEWPORT BEACH, CALIFORNIA 92660
                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 30, 1998

TO THE SHAREHOLDERS OF WESTERN BANCORP:

    Notice is hereby given that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Western Bancorp, a California corporation (the "Company"), will be held at its executive offices, 4100 Newport Place, Third Floor, Newport Beach, California 92660 on Thursday, April 30, 1998, at 11:00 a.m., local time, for the following purposes:

    1. To elect a board of nine (9) Directors for the Company to hold office until the next annual meeting of Shareholders and until their respective successors have been elected and qualified.

    2. To approve the amendment and restatement of the Company's 1993 Stock Option Plan (the "Stock Option Plan") to: (i) increase the maximum number of shares that may be issued pursuant to the Stock Option Plan from 404,410 shares to a maximum of 1,000,000 shares in the aggregate, (ii) limit the number of options that may be issued in any year to a single individual in order to preserve the Company's tax deduction for compensation paid to certain executive officers by making the grants of stock options qualify as "performance based compensation," (iii) clarify the events which may, among other things, cause the acceleration of the vesting of stock options, (iv) clarify the amendment and termination procedures, and (v) make certain other technical changes.

    3. To consider and transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

    Only Shareholders of record on the books of the Company as of the close of business on March 13, 1998 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. A list of Shareholders entitled to vote will be available for inspection at the offices of the Company, 4100 Newport Place, Suite 900, Newport Beach, California 92660, for ten (10) days prior to the Annual Meeting.

              PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE. IF YOU LATER FIND THAT YOU CAN BE PRESENT OR DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AT ANY TIME BEFORE THE VOTING AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors of
                                          the Company

                                                      [SIGNATURE]

                                          Julius G. Christensen,

                                          SECRETARY

April 1, 1998

Newport Beach, California

                                WESTERN BANCORP
                         4100 NEWPORT PLACE, SUITE 900
                        NEWPORT BEACH, CALIFORNIA 92660

                          PROXY STATEMENT RELATING TO
                      1998 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 30, 1998

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by the Board of Directors (the "Board" or "Board of Directors") of Western Bancorp, a California corporation (the "Company"), for use at the 1998 Annual Meeting of Shareholders of the Company to be held at its executive offices, 4100 Newport Place, Third Floor, Newport Beach, California 92660, on Thursday, April 30, 1998, beginning at 11:00 a.m., local time, and at any adjournment or postponement thereof (the "Annual Meeting"), pursuant to the accompanying Notice of Annual Meeting. The Shareholders of the Company will consider (i) the election of nine (9) Directors for the Company who would serve for the coming year, (ii) the amendment and restatement of the Company's 1993 Stock Option Plan, and (iii) any other business that properly comes before the Annual Meeting.

                            ------------------------

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE. IF YOU LATER FIND THAT YOU CAN BE PRESENT OR DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AT ANY TIME BEFORE THE VOTING AT THE ANNUAL MEETING.

    This Proxy Statement is dated April 1, 1998 and, together with the form of Proxy, shall first be mailed to the Company's Shareholders on or about April 1, 1998.

                           VOTING RIGHTS AND PROXIES

RECORD DATE AND OUTSTANDING SECURITIES

    The Board has fixed the close of business on March 13, 1998, as the record date (the "Record Date"). Only shareholders of record of the Company's common stock, without par value (the "Common Stock"), on the books of the Company as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. On the Record Date, the Company had 15,678,960 shares of Common Stock issued and outstanding and approximately 2,190 Shareholders of record. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter to be voted on.

QUORUM AND VOTING

    The Company has appointed Arnold C. Hahn to function as the inspector of elections of the Annual Meeting, to tabulate votes, to ascertain whether a quorum is present and to determine the voting results on all matters presented to the Shareholders. A majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present; however, they are not counted for the purpose of determining the election of each nominee for director and are not counted as votes in favor of the amendment to the Stock Option Plan.

    If a quorum is not obtained, or fewer shares of Common Stock are voted in favor of the amendment to the Stock Option Plan than a majority of the shares eligible to vote at the Annual Meeting in person or by proxy, it is expected that the Annual Meeting will be postponed or adjourned for the purpose of allowing additional time for obtaining additional proxies or votes, and at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies which have theretofore effectively been revoked or withdrawn).

    The authorized number of directors of the Company will be nine (9) and the nominees receiving the highest number of votes at the time of the Annual Meeting, up to the number of directors to be elected by such votes, will be elected, assuming a quorum is present. Affirmative votes representing a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the amendment and restatement of the Stock Option Plan will be required to approve the amendment. The Stock Option Plan is also is subject to the approval of the California Department of Corporations.

    Each holder of Common Stock will be entitled to one vote, in person or by the proxy, for each share of Common Stock in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the Shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting and a Shareholder present at the meeting has given notice of his or her intention to vote his or her shares cumulatively. If a Shareholder has given such notice, then all Shareholders entitled to vote for the election of directors may cumulate their votes, and discretionary authority to cumulate votes, if necessary, is being solicited. Cumulative voting entitles a Shareholder to give one or more nominees as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such Shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. If cumulative voting occurs, proxies provided to management's proxy holders will be voted to elect as many of the Company's nominees as possible.

    Shares of Common Stock represented by proxies properly executed and received by the Company in time to be voted at the Annual Meeting will be voted in accordance with the instructions indicated on the proxies and, if no instructions are indicated, will be voted "FOR" the amendment to the Stock Option Plan and, in the case of the election of directors of the Company, will be voted equally "FOR" each of the nine (9) candidates named in this Proxy Statement at the Annual Meeting or any adjournment or postponement thereof. All proxies voted "FOR" such matters, including proxies on which no instructions are indicated, may, at the discretion of the proxy holder, be voted "FOR" a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise.

    The board is not currently aware of any business to be acted upon at the Annual Meeting other than as described herein. If, however, other matters are properly brought before the Annual Meeting, persons appointed as proxies will have discretion to vote or act thereon in their best judgment.

REVOCATION OF PROXIES AND SOLICITATION OF PROXIES

    The presence of a Shareholder at the Annual Meeting (or at any postponement or adjournment thereof) will not automatically revoke such Shareholder's proxy. However, a Shareholder may revoke a proxy at any time prior to its exercise by
(a) delivery to the inspector of elections or the Secretary of the Company of a written notice of revocation prior to the Annual Meeting (or, if the Annual Meeting is adjourned or postponed, prior to the time the adjourned or postponed meeting is actually held); (b) delivery to the inspector of elections or the Secretary of the Company prior the Annual Meeting (or, if the Annual Meeting is adjourned or postponed, prior to the time the adjourned or postponed meeting is actually held) of a duly executed proxy bearing a later date; or (c) attending the Annual Meeting (or, if the

Annual Meeting is adjourned or postponed, by attending the adjourned or postpone meeting) and filing a written notice of revocation with the inspector of elections or the Secretary prior to the taking of votes on any matter thereat. Subject to such revocation, all shares represented by valid proxies will be voted at the Annual Meeting in accordance with the specifications on such proxies. If no specifications are given by the Shareholder executing the Proxy Card, valid proxies will be voted to elect the persons nominated for election to the Board of Directors of the Company listed on the Proxy Card, to approve the amendment and restatement of the Company's Stock Option Plan, and in the discretion of the appointed proxies to vote upon such other matters as may properly come before the Annual Meeting.

    Under the Company's Restated Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shareholders may not present proposals for action, at the Annual Meeting unless written notice thereof, containing the information required by such Restated Bylaws and Rule 14a-8, was delivered to the Secretary of the Company no later than January 16, 1998. No such shareholder proposals were received by such date.

    Proxies may be solicited by mail, personal interview, telephone and telecopy by Directors, officers and employees of the Company, and its subsidiaries on a part-time basis and for no additional compensation. The entire cost of soliciting proxies under this Proxy Statement will be borne by the Company and will include amounts paid in reimbursement to banks, brokerage firms, custodians, nominees and others for their expenses in forwarding soliciting material to the beneficial owners of the Common Stock held of record by such person.

    Any written revocation of Proxy or other related communications in connection with this Proxy Statement, and requests for additional copies of this Proxy Statement or the Proxy, should be addressed to Julius G. Christensen, Secretary, Western Bancorp, 4100 Newport Place, Suite 900, Newport Beach, California 92660. If you have any questions or need further assistance in voting your shares, please call the General Counsel of the Company at (714) 863-2459.

                             ELECTION OF DIRECTORS
                           (ITEM NO. 1 ON PROXY CARD)

    At the Company's Annual Meeting, Shareholders will be asked to vote on the election of nine (9) Directors who will constitute the full Board of Directors of the Company. The nine (9) nominees receiving the highest number of votes from holders of shares of the Common Stock of the Company represented and voting at the Annual Meeting will be elected to the Board. Unless a nominee other than the nominees listed below is properly nominated, abstentions and broker non-votes will not have an effect on the election of the nominees listed below. Each Director so elected will hold office until the next annual meeting and until his successor is elected and qualified.

GENERAL

    Each Proxy received will be voted for the election of the persons named below, unless the Shareholder signing such Proxy withholds authority to vote for one or more of these nominees in the manner described on the Proxy. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All of the nominees are currently serving as directors of the Company. Although it is not contemplated that any nominee named below will decline or be unable to serve as a Director, in the event any nominee declines or is unable to serve as a Director, the proxies will be voted by the proxy holders as directed by the Board of Directors.

    There are no family relationships between any Director, nominee or executive officer and any other Director, nominee or executive officer of the Company. Except as described in this Proxy Statement, there are no arrangements or understandings between any Director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a Director and/or executive officer of the Company.

INFORMATION REGARDING THE NOMINEES FOR THE BOARD OF DIRECTORS OF THE COMPANY

    The following is a list of and certain biographical information for the nine
(9) persons nominated by the Board of Directors of the Company for election as Directors of the Company. All of the nominees are currently Directors of the Company. Directors' ages are as of March 31, 1998.

                                                                                                            DIRECTOR
                                                                                                              OF
                                                                                                            COMPANY
NAME                               AGE                         POSITION WITH COMPANY                         SINCE
---------------------------------  ---   -----------------------------------------------------------------  -------
Aubrey L. Austin.................  51    Director; Chairman, President and Chief Executive Officer of        1998
                                           Santa Monica Bank

Rice E. Brown....................  60    Director                                                            1988

John M. Eggemeyer................  52    Director                                                            1997

William C. Greenbeck.............  50    Director                                                            1997

Robert L. McKay..................  67    Director                                                            1997

Hugh S. Smith, Jr................  67    Chairman and Director                                               1996

Mark H. Stuenkel.................  45    Director; President and Chief Executive Officer of Southern         1997
                                           California Bank

Matthew P. Wagner................  41    Director; President and Chief Executive Officer                     1996

Dale E. Walter...................  63    Director                                                            1996

    AUBREY L. AUSTIN currently serves as Chairman, President and Chief Executive Officer of Santa Monica Bank (formerly Western Bank), a wholly-owned subsidiary of the Company (after the acquisition of Santa Monica Bank by the Company, "SMB"). In 1977 Mr. Austin joined Santa Monica Bank, which merged with and into Western Bank in January 1998. In January 1990 Mr. Austin was named President of Santa Monica Bank and in August 1993 was appointed to the additional position of Chief Executive Officer. Mr. Austin also served on the Board of Directors of Santa Monica Bank since 1985.

    RICE E. BROWN, MSFS is a registered investment advisor, registered principal and President of the firm Rice Brown Financial Services Inc. which has been in business for over 35 years. His primary focus is in the area of money management using fee asset basis and estate planning. He is also the former President of the National Association of Life Underwriters, a Washington, D.C. based professional money management group.

    JOHN M. EGGEMEYER is an investor and advisor to financial institutions. From 1992 to 1994, Mr. Eggemeyer was a principal of Mabon Securities Corp., an investment bank. From 1990 to the present, Mr. Eggemeyer has been the President of Belle Plaine Partners, Inc. He is also the President of Castle Creek Capital L.L.C., a registered bank holding company, and Belle Plaine Financial L.L.C., a registered broker/dealer. He currently serves as a Director for each of the following companies: The Enterprise Fund, Rancho Santa Fe National Bank, TCF National Bank-Illinois, and TCF Financial Corporation.

    WILLIAM C. GREENBECK, a developer and manager of industrial and commercial real property, is, and since 1975 has been, a Managing General Partner of Downey Land Limited. Mr. Greenbeck served as a Director and Secretary of SC Bancorp (which merged with and into the Company in October 1997(the "SCB Merger")) from 1981 to 1997; he also served on the Board of Southern California Bank ("SCB") from 1982 to 1997 and from 1984 served as its Secretary.

    ROBERT L. MCKAY has been a private investor in Orange County, California since 1981 where he oversees his investments in venture capital and real estate. From 1966 to 1981, Mr. McKay was President of Taco Bell, Inc. From 1992 to 1997, Mr. McKay served as a Director of California Commercial Bankshares ("CCB").

    HUGH S. SMITH, JR. currently serves as the Chairman of the Board of the Company and on the Board of Directors of each of the Company's bank subsidiaries. From September 1996 to December 1997, Mr. Smith also served as Chief Executive Officer of the Company. Prior to September 30, 1996, Mr. Smith was Chairman of the Board and Chief Executive Officer of Western Bank, a position he held for 23 years.

    MARK H. STUENKEL currently serves as President and Chief Executive Officer of SCB and is a member of the Board of Directors of SCB. Mr. Stuenkel joined National Bank of Southern California ("NBSC"), a wholly owned subsidiary of CCB and the Company prior to its merger with and into SCB, as a Senior Credit Officer in 1982. In 1988, he was named President of NBSC and in 1997 was named to the additional position of Chief Executive Officer. Mr. Stuenkel also served as Senior Vice President of CCB from 1982 to 1991 and as Executive Vice President from 1991 to 1997. Prior to joining CCB and NBSC in 1982, Mr. Stuenkel held various positions with Security Pacific National Bank.

    MATTHEW P. WAGNER is the President and Chief Executive Officer of the Company. Mr. Wagner also serves on the Board of Directors of each of the Company's bank subsidiaries. In October 1996, Mr. Wagner was elected President and Chief Executive Officer of Western Bank, positions he held until January 1998. In February 1997, Mr. Wagner was appointed to the post of President of the Company, and in December 1997 he was appointed Chief Executive Officer of the Company. Prior to joining the Company in 1996, Mr. Wagner was an Executive Vice President with U.S. Bancorp in Minneapolis, Minnesota since 1991 and Senior Vice President since 1985.

    DALE E. WALTER has over 35 years of banking experience having served as Chief Executive Officer of several Southern California independent banks: Mr. Walter served as President and Chief Executive Officer of the Bank of Industry from 1980 to June 1992; as Chairman and Chief Executive Officer of Commerce Bancorp from January 1993 to July 1994; and as President and Chief Executive Officer of Guardian Bank from October 1994 to February 1995. From February 1996 to the present, Mr. Walter has operated a wholesale golf travel company. Mr. Walter currently serves as a Director of First Community Bank of the Desert.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 1
              ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS.
                  CERTAIN INFORMATION CONCERNING THE BOARD OF
                          DIRECTORS AND ITS COMMITTEES

    During the fiscal year ended December 31, 1997 ("Fiscal 1997"), the Board of Directors held sixteen (16) regularly scheduled and special meetings. All Directors attended at least 75% of the meetings of the Board of Directors during the time they were Directors of the Company. In Fiscal 1997, the Company had two
(2) committees of the Board of Directors: the Executive Committee and the Audit Committee. These committees meet both formally and informally, and the members of the committees speak frequently with each other.

    The Executive Committee currently consists of John M. Eggemeyer, William C. Greenbeck, Hugh S. Smith, Jr., Matthew P. Wagner and Dale E. Walter. The Executive Committee has all the powers of the full Board, except that it is not authorized to: (i) take any action, the approval of which, under the CGCL requires shareholder approval; (ii) fill vacancies on the Board of Directors or any committee thereof; (iii) fix the compensation of the directors of members of any committee thereof; (iv) amend or repeal the bylaws or adopt new bylaws; (v) amend or repeal any resolution of the Board of Directors which by its express terms is not amendable or repealable; (vi) make distributions to shareholders, except at a rate or in periodic amounts or within a price range determined by the Board of Directors; or (vii) appoint any other committee of the Board of Directors or member of any committees. The Executive Committee had no formal meetings in Fiscal 1997.

    The Audit Committee currently consists of Rice E. Brown, John M. Eggemeyer, Robert L. McKay, John W. Rose, and Dale E. Walter. The Audit Committee recommends to the Board for its approval a certified public accounting firm to conduct the Company's annual audit. The Audit Committee will also (i) confer from time to time with the Company's certified public accountants regarding their audit work and the details thereof, (ii) review management letters of the Company's certified public accounting firm, (iii) meet and consult with the Company's executive and financial officers to discuss accounting policies, internal controls and procedures and implement recommendations of the Board relating to financial matters, (iv) review staffing of the Company's accounting and financial departments and make recommendations to the Board relating to these departments, and (v) provide assistance and recommendations to the Board with respect to the general financial needs, policies and practices of the Company. The Audit Committee had three (3) formal meetings in Fiscal 1997.

    New committees may be added, existing committees may be disbanded, and the charter or composition of any committee may be modified at any time in the discretion of the Board.

COMPENSATION OF DIRECTORS

    The Board of Directors of the Company approved the following fees to be paid to outside directors of the Company:

Annual Retainer:        $5,000 and options equal to $15,000 divided by the
                          market price of Company Common Stock at the time
                          of grant
Regular Meeting Fee:    $750
Special Meeting Fee:    $300
Committee Meeting Fee:  $300

    During 1997, directors fees were paid and options granted according to the above schedule.

    On May 16, 1995, the Board of Directors approved the 1995 Directors Deferred Compensation Plan (the "Plan") which was approved by shareholders on July 17, 1995. The Plan is effective for fees earned on and after July 1, 1995. No compensation has been awarded under the Plan.

    All Directors are entitled to receive reimbursement for expenses incurred in connection with service on the Board or Board committees. In addition, all Directors are eligible to participate in and receive option grants under the Stock Option Plan.

                       EXECUTIVE OFFICERS OF THE COMPANY

    Each of the Executive Officers of the Company holds office at the pleasure of the Board of Directors, subject to any rights he or she may have under any employment agreement.

    The following table sets forth, as to each of the persons who currently serves as an Executive Officer of the Company, such person's age, such person's current position with the Company, and the period during which the person has served in such position:

                                                                                                             YEAR
                                                                                                             HIRED
                                                                                                              BY
NAME                               AGE                         POSITION WITH COMPANY                        COMPANY
---------------------------------  ---   -----------------------------------------------------------------  -------
Robert M. Borgman................  50    Executive Vice President and Chief Credit Officer                   1997

Suzanne R. Brennan...............  47    Executive Vice President--Operations                                1997

Julius G. Christensen............  32    Executive Vice President, General Counsel and Secretary             1997

Arnold C. Hahn...................  46    Executive Vice President and Chief Financial Officer                1996

Matthew P. Wagner................  41    President and Chief Executive Officer                               1996

    ROBERT M. BORGMAN is currently the Chief Credit Officer of the Company. Mr. Borgman also serves on the Board of Directors of each of the Company's bank subsidiaries. Prior to joining the Company in August 1997, Mr. Borgman was the founder and President and Chief Executive Officer of National Business Finance, Inc., a national commercial finance and factoring organization headquartered in Denver, Colorado from 1987 to 1997. During the period from 1978 to 1987, Mr. Borgman held the position of Senior Vice President and Manager of Commercial Lending at First Interstate Bank of Denver.

    SUZANNE R. BRENNAN has served as Executive Vice President Operations of the Company since July 1997. Prior to joining the Company, Ms. Brennan was the Senior Vice President of Corporate Trust Operations at U.S. Bancorp in Minneapolis, Minnesota from October 1994. From November 1986 to October 1994, Ms. Brennan managed securities processing for U.S. Bancorp. She also has managerial operations experience with the Federal Reserve Bank of Minneapolis and the University of Minnesota.

    JULIUS G. CHRISTENSEN has served as Executive Vice President and General Counsel of the Company since September 1997 and as Secretary of the Company since October 1997. Mr. Christensen also serves on the Board of Directors of each of the Company's bank subsidiaries. Prior to joining the Company, Mr. Christensen spent two years in practice with the law firm of Sullivan & Cromwell engaged in merger and acquisitions and securities law practice. From 1992 to 1995, Mr. Christensen was a candidate for a Juris Doctorate degree from Harvard Law School.

    ARNOLD C. HAHN has served as Executive Vice President and Chief Financial Officer of the Company since November 1996. Mr. Hahn also serves on the Board of Directors of each of the Company's bank subsidiaries. Mr. Hahn served as Secretary of the Company from November 1996 to October 1997. Prior to joining the Company, Mr. Hahn spent six years as a Senior Vice President of Finance for U.S. Bancorp in Minneapolis, Minnesota. Prior to joining U.S. Bancorp, Mr. Hahn was a partner with Ernst & Young.

    MATTHEW P. WAGNER is the President and Chief Executive Officer of the Company. Mr. Wagner also serves on the Board of Directors of the Company and each of the Company's bank subsidiaries. In October 1996, Mr. Wagner was elected President and Chief Executive Officer of Western Bank, positions he held until January 1998. In February 1997, Mr. Wagner was appointed to the post of President of the Company, and in December 1997 he was appointed to the additional post of Chief Executive Officer of the Company. Prior to joining the Company in 1996, Mr. Wagner was Executive Vice President with U.S. Bancorp in Minneapolis, Minnesota since 1991 and Senior Vice President since 1985.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

    The following Compensation Table reflects all compensation for: Mr. Hugh Smith, Jr., the Company's former chief executive officer, Mr. Matthew P. Wagner, the Company's current chief executive officer, and the four (4) other most highly compensated executive officers receiving a total annual salary and bonus of $100,000 or more.

                               COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION
                                                                                 -----------------------------------
                                                                                          AWARDS
                                                   ANNUAL COMPENSATION           ------------------------   PAYOUTS
                                          -------------------------------------                   (G)      ---------
                                                                        (E)          (F)      SECURITIES                  (I)
                                                                       OTHER     RESTRICTED   UNDERLYING      (H)         ALL
             (A)                  (B)         (C)          (D)        ANNUAL        STOCK      OPTIONS/      LTIP        OTHER
NAME AND PRINCIPAL POSITION      YEAR      SALARY($)    BONUS($)    COMP($)(1)    AWARD($)       SARS       PAYOUTS     COMP($)
-----------------------------  ---------  -----------  -----------  -----------  -----------  -----------  ---------  -----------
Hugh S. Smith, Jr.(2) .......       1997     187,000       40,000                                 23,529
  Chairman and Former               1996     188,260       50,000
  Chief Executive Officer           1995     186,292      100,000

Matthew P. Wagner ...........       1997     175,000      175,000                                 21,000                 200,000(3)
  President and Chief               1996      43,750      100,000                                 58,823
  Executive Officer

Aubrey L. Austin(4) .........       1997     237,756      119,597                                                          4,500
  President and Chief               1996     237,748       96,162                                                          3,517
  Executive Officer of SMB          1995     224,200       17,840

Mark H. Stuenkel(5) .........       1997     163,414       83,738                                 32,647                   1,318
  President and Chief               1996     161,027       76,125                                                          1,062
  Executive Officer of SCB          1995     144,333

Arnold C. Hahn ..............       1997     150,000      120,000                                 15,000
  Executive Vice President          1996      25,029      100,000                                 15,882
  and Chief Financial Officer

Suzanne R. Brennan ..........       1997      63,179       40,000                                  9,188
  Executive Vice President--
  Operations

--------------------------

(1) None of the named officers had other annual compensation in excess of $50,000 or 10 percent of the total annual salary and bonus reported for any of the years shown.

(2) Mr. Smith's compensation for 1996 and 1995 includes amounts received from Western Bank prior to the Company's acquisition of Western Bank by the Company on September 30, 1996.

(3) The amount reflects reimbursement of costs incurred in connection with Mr. Wagner's relocation to California.

(4) Mr. Austin joined the Company on January 27, 1998 as Chairman, President and Chief Executive Officer of Santa Monica Bank. Mr. Austin's compensation reflects amounts paid to him by Santa Monica Bank prior to the acquisition of Santa Monica Bank by the Company (the "SMB Acquisition"). Other Annual Compensation includes Santa Monica Bank's matching 401(k) contribution. All Other Compensation represents amounts contributed by Santa Monica Bank to the Profit Sharing Plan and allocated to Mr. Austin's vested or unvested account under such plan.

(5) Mr. Stuenkel joined the Company as President and Chief Executive Officer of NBSC on June 4, 1997 as part of the merger between the Company and CCB (the "CCB Merger"). His compensation includes amounts received from CCB prior to the CCB Merger. Other Annual Compensation includes the CCB's matching 401(k) contribution. All Other Compensation for Mr. Stuenkel represents the executives' portion of amount contributed to CCB's Stock Bonus Plan, which was 100 percent funded by the CCB. The contributions were made at the discretion of the Board of Directors of CCB. The distributions are made 2 years after the earlier of termination, retirement, death or disability. Mr. Stuenkel's 1996 compensation included $16,000 of vacation pay.

OPTION/SAR GRANTS DURING FISCAL 1997

    The following table lists the stock options granted to the executive officers of the Company during Fiscal 1997:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                     INDIVIDUAL GRANTS
                                       ------------------------------------------------------------------------------
                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF
                                         NUMBER OF      % OF TOTAL                                   STOCK PRICE
                                        SECURITIES      OPTIONS/SAR                                APPRECIATION FOR
                                        UNDERLYING      GRANTED TO      EXERCISE                    OPTION TERM(B)
                                        OPTIONS/SAR    EMPLOYEES IN     PRICE PER   EXPIRATION   --------------------
NAME                                    GRANTED(#)      FISCAL YEAR       SHARE        DATE        5%($)     10%($)
-------------------------------------  -------------  ---------------  -----------  -----------  ---------  ---------
Matthew P. Wagner....................       21,000            11.3%     $  32.375   12/23/2002     187,837    415,070

Mark H. Stuenkel(1)..................       17,647            17.5%     $   19.64    6/4/2007      501,393  1,003,680
                                            15,000                      $  32.375   12/23/2002     134,169    296,479

Arnold C. Hahn.......................       15,000             8.0%     $  32.375   12/23/2002     134,169    296,479

Robert M. Borgman....................        5,000             6.4%     $   32.00   8/19/2002-      65,362    156,676
                                             7,000                      $  32.375    8/19/2007      62,612    138,357
                                                                                    12/23/2002

Suzanne R. Brennan...................        2,188             4.9%     $   32.00    8/19/2002      19,344     42,745
                                             7,000                      $  32.375   12/23/2002      62,612    138,357

Julius G. Christensen................        3,000             4.3%     $  29.875   10/10/2002      24,762     54,717
                                             5,000                      $  32.375   12/23/2002      44,723     98,826

No stock options were granted to Hugh S. Smith, Jr. or Aubrey L. Austin in 1997.

--------------------------

(1) On June 4, 1997, the effective date of the CCB Merger, Mr. Stuenkel was granted 17,647 options at an exercise price of $19.64, the market price of Company Common Stock on December 19, 1996, the day the Company executed the definitive agreement pursuant to which the CCB Merger was effected. On June 4, 1997, the market price of Company Common Stock was $29.50, resulting in a value to Mr. Stuenkel of $173,999 at 0% market appreciation.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                               NUMBER OF      VALUE OF UNEXERCISED
                                                                              UNEXERCISED              IN-
                                                                            OPTIONS/SARS AT  THE-MONEY OPTIONS/SARS
                                                                                FY-END            AT FY-END($)
                                             SHARES ACQUIRED      VALUE      EXERCISABLE/         EXERCISABLE/
NAME                                         ON EXERCISE(#)    REALIZED($)   UNEXERCISABLE        UNEXERCISABLE
------------------------------------------  -----------------  -----------  ---------------  -----------------------
Hugh S. Smith, Jr.........................          7,130         129,231     713/15,686         13,533/297,720
Aubrey L. Austin..........................            N/A             N/A         0/0                  0/0
Mark H. Stuenkel..........................          7,500         138,600    32,916/35,981       882,324/333,490
Arnold C. Hahn............................              0                    5,294/25,588        100,480/210,335
Matthew P. Wagner.........................              0                    19,608/60,215       372,160/757,426
Robert M. Borgman.........................              0                      0/12,000              0/9,375
Suzanne R. Brennan........................              0                       0/9,188              0/6,563
Julius G. Christensen.....................              0                       0/8,000             0/12,500

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

    The company has entered into or assumed through acquisitions certain employment contracts, including the following:

    MARK H. STUENKEL

    In 1988 NBSC entered into an Executive Salary Continuation Agreement with Mr. Stuenkel (the "Salary Continuation Agreement") the terms of which the Company agreed to honor as part of the CCB Merger. Pursuant to the Salary Continuation Agreement, Mr. Stuenkel is entitled to receive benefits upon his retirement, death or disability or upon termination of service with SCB prior thereto unless Mr. Stuenkel's employment with SCB is terminated either (i) voluntarily by Mr. Stuenkel, other than for "good reason" (as defined in the Salary Continuation Agreement) or (ii) by SCB for "cause" (as defined in the Salary Continuation Agreement), in which case no benefits or payments will be paid pursuant to the Salary Continuation Agreement. Mr. Stuenkel's retirement benefits are fully vested in the Salary Continuation Agreement.

    Under the terms of the Salary Continuation Agreement, Mr. Stuenkel or his estate will be entitled to receive $62,500 annually, for a period of fifteen years after his retirement from SCB or upon his death. If Mr. Stuenkel's employment with SCB is terminated because of disability prior to retirement, Mr. Stuenkel (or his estate) will be entitled to receive his benefits under the Salary Continuation Agreement upon retirement or death or to elect to receive a disability benefit in an amount equal to the present value of Mr. Stuenkel's retirement benefits under his Salary Continuation Agreement. The Salary Continuation Agreement also had provisions which became effective upon the occurrence of a Change in Control (as defined therein) of CCB or NBSC. In such event, the Salary Continuation Agreement provided that it would become an employment agreement with a three-year term. The CCB Merger constituted a Change of Control; therefore, the Salary Continuation Agreement became an employment Agreement with a three-year term pursuant to which, during such period of employment Mr. Stuenkel is entitled to receive $165,000 per year as annual base salary, as well as regular bonuses and other benefits. Such amount is in addition to the amounts that he would be paid under the Salary Continuation Agreement upon retirement. The Salary Continuation Agreement also provides for Mr. Stuenkel to receive salary and bonus increases annually and all non-cash forms of compensation and benefits which he received prior to the Change in Control during such term.

    If Mr. Stuenkel either terminates his employment for "good reason" or is terminated by SCB for any reason other than "cause," then SCB is required to pay cash compensation to Mr. Stuenkel during his remaining term; provided that Mr. Stuenkel will receive no less than two times the annual compensation to which he otherwise would be entitled. Moreover, all employee benefit plans and programs in which Mr. Stuenkel is entitled to participate will continue for the remainder of Mr. Stuenkel's term and Mr. Stuenkel will continue to be entitled to receive his retirement, death and disability benefits as provided in the Salary Continuation Agreement.

    AUBREY L. AUSTIN

    In connection with the SMB Acquisition, the Company, SMB and Mr. Austin entered into an Employment Agreement, dated as of December 31, 1997, pursuant to which SMB agreed to employ Mr. Austin as Chairman, President and Chief Executive Officer of SMB for a period of three years. SMB agreed to pay Mr. Austin a base salary equal to the base annual salary paid to Mr. Austin as of July 30, 1997, subject to increase annually at the discretion of SMB. Mr. Austin will also be considered annually by SMB for a discretionary bonus in accordance with the compensation policies and practices of SMB.

    Mr. Austin's employment agreement also provides that if SMB should terminate the Period of Employment (as defined therein) for other than Breach or Just Cause (each as defined therein), or if Mr. Austin should terminate the Period of Employment for Good Cause (as defined therein), SMB will pay to Mr. Austin an amount equal to the sum of (a) the result of multiplying
(I) the base annually salary payable to Mr. Austin under the Employment Agreement as of the date of termination of the Period of Employment by (ii) the number of years (and fractions thereof) then remaining in the Period of Employment and (b) the result of multiplying (i) the average of the bonuses payable to Mr. Austin pursuant to his employment agreement during the three fiscal years immediately preceding the date of termination of the Period of Employment by (ii) the number of years (and fractions thereof) then remaining in the Period of Employment.

    If Mr. Austin is terminated for Breach or Just Cause, Mr. Austin agreed that from January 27, 1998 until the second anniversary of the date of the termination of the Period of Employment (the "Non-Competition Period") Mr. Austin will not (i) engage in the banking business other than on behalf of SMB within the Designated Area (as defined therein), (ii) directly or indirectly own, manage, operate, control, be employed by, or provide management or consulting services in any capacity to any firm, corporation or other entity (other than SMB) engaged in the banking business in the Designated Area (as defined therein) or (iii) directly or indirectly solicit or otherwise intentionally cause any employee, officer, or member of the respective boards of directors of SMB or the Company to engage in any action prohibited under (i) or
(ii); provided that the ownership by Mr. Austin as an investor of not more than 1 percent of the outstanding shares of stock of any corporation whose stock is listed for trading on any securities exchange or is quoted on the automated quotation system of the National Association of Securities Dealers, Inc., or the shares of any investment company as defined in Section 3 of the Investment Act of 1940, as amended, will not in itself constitute a violation of Mr. Austin's obligations under his employment agreement.

    EXECUTIVE SEVERANCE PLAN

    On March 19, 1998, the Company adopted the Company Executive Severance Plan (the "Severance Plan") pursuant to which certain executives of the Company and the subsidiary banks, including the named executive officers of the Company, will be entitled to receive a severance payment from the Company if within 24 months after a Change of Control (as defined in the Severance Plan) an eligible executive's employment with the Company or one of its subsidiaries terminates for any reason other than (i) death, (ii) disability, (iii) termination by the Company or one of its subsidiaries for Just Cause (as defined in the Severance
Plan), (iv) retirement in accordance with the normal policy of the Company, (v) voluntary termination by such executive for other than Good Reason (as defined in the Severance Plan), or (iv) the sale by the Company of the Subsidiary which employed the executive before such sale, if the executive has been offered employment with the purchaser on substantially the same terms and conditions under which such executive was employed prior to the sale. The amount of the Severance Payment (as defined in the Severance Plan) under the Severance Plan will be equal to such executive's Compensation (as defined in the Severance
Plan) multiplied by a multiplier ranging from 1 to 3 depending on the executive's employee grade. In addition, if an executive becomes eligible for a Severance Payment, such executive will also be entitled to welfare benefits for the Severance Period (as defined in the Severance Plan) applicable to such executive. In order to become eligible for Severance Payments under the Severance Plan, the executive must execute and deliver a Release (as defined in the Severance Plan).

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

    It is the duty of the Board of Directors of the Company to administer the Company's compensation program and various incentive plans, including its Stock Option Plan and annual bonus plan. In addition, the Board of Directors reviews compensation levels of members of management, evaluates the performance of management, considers management succession and related matters. Because the composition of the Board of Directors changed substantially during fiscal 1997, a substantial number of the compensation decisions were made before the current Board of Directors was fully constituted. At the Company's 1997 Annual Meeting held June 2, 1997, the following individuals were elected to the Company's Board of

Directors: Rice E. Brown, Joseph J. Digange, John M. Eggemeyer, John W. Rose, Hugh S. Smith, Jr., Matthew P. Wagner, and Dale E. Walter. Upon consummation of the CCB Merger, William H. Jacoby, Robert L. McKay and Mark H. Stuenkel were appointed to the Board of Directors of the Company. Upon consummation of the SCB Merger, Harold A. Beisswenger, Larry D. Hartwig, William C. Greenbeck and Donald
E. Wood were appointed to the Board of Directors of the Company. Upon consummation of the SMB Acquisition, Aubrey L. Austin was appointed to the Board of Directors of the Company.

    Largely as a result of the acquisition activity in which the Company has engaged in the last 18 months, the Company has grown from a Company with approximately $60 million in assets at June 30, 1996 to a Company with close to $1.4 billion in assets at December 31, 1997, with much of the growth taking place in fiscal 1997. In connection with this growth, most of the senior management of the Company was hired (in connection with strategic transactions or otherwise) during 1997, and the compensation package for each such member of senior management was individually negotiated based in large part on market conditions. In particular, the compensation of Mr. Stuenkel and Mr. Austin was negotiated and approved by the Board of Directors in connection with the CCB Merger and SMB Acquisition, respectively. The Board of Directors has reviewed the compensation for each of the five (5) highest paid officers for the period during Fiscal 1997 for which such officers were employed by the Company, and in the Board of Directors' opinion, the compensation of all officers is reasonable in view of the Company's consolidated performance and the contribution of those officers to that performance. With its senior management now in place, the current Board of Directors, many of whom became directors during fiscal 1997, intends to establish a compensation committee which will administer the Company's compensation policies commencing with the 1998 fiscal year. The compensation committee will develop specific policies that will apply to the determination of compensation for all executives, including the chief executive officer.

PERFORMANCE GRAPH

    The Common Stock trades on The Nasdaq National Market-Registered Trademark-under the symbol "WEBC." Prior to June 3, 1997, trading in the Common Stock occurred solely "over the counter," and was not extensive. Consequently, sales price information prior to that date consists largely of quotations by dealers making a market in the Common Stock and may not represent actual transactions. In addition, trading in Common Stock prior to June 3, 1997 was limited in volume and may not be a reliable indication of its market value. As a result, the sales price information for Common Stock in the following graph for 1993 and 1994 reflects inter-dealer prices, without adjustments for mark-ups, mark-downs or commissions, and may not represent actual transactions. The sales price information for 1995 and 1996 reflects the sales price of Common Stock in certain private placements, which the Company believes is the most reliable indicator of the value of Common Stock available at the time. The sales price information for 1997 reflects trades of Company Common Stock on The Nasdaq National Market-Registered Trademark-.

    The following graph shows the cumulative total return on the Common Stock with a comparable return on the indicated indices for the last five fiscal years. The total return on the Common Stock is determined based on the change in the price of the Common Stock and assumes reinvestment of all dividends and an original investment of $100. The total return on the indicated indices also assume reinvestment of dividends and an original investment in each index of $100 on December 31, 1992.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NASDAQ BANKS     NASDAQ INDEX      WEBC
1992                    100              100        100
1993                    114              115        100
1994                    114              112        100
1995                    169              159        113
1996                    223              195        138
1997                    377              240        324

SECTION 16 REPORTING

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers and the beneficial owners of more than ten percent of Common Stock to file with the Securities and Exchange Commission reports of initial ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Because of the complexity of the reporting rules, the Company has assumed responsibility for preparing and filing all reports required to be filed under Section 16(a) by the directors and executive officers. The Company believes that during the last fiscal year all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, except for the failure to (a) file a Form 3 for Larry D. Hartwig, a director of the Company as of October 10, 1997 and (b) file a Form 4 for each director and executive officer who exercised stock options in the fourth quarter of 1997. Once the omissions were discovered the relevant forms were filed promptly.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The shares of Company Common Stock constitute the only outstanding class of voting securities of the Company. As of the Record Date, there were 15,678,960 shares of Common Stock outstanding and entitled to vote and approximately 2,190 shareholders of record.

    The following table lists any known shareholders with beneficial ownership of five percent (5%) or more of the outstanding Common Stock and the beneficial ownership of Common Stock of all directors and executive officers of the Company and all current executive officers and directors of the Company as a group. Information with respect to beneficial ownership is based upon the Company's records and data supplied to the Company by its shareholders as of the Record Date. All shares are Common Stock, the only class of security outstanding.

                                                                            AMOUNT AND NATURE OF
                                                                                 BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER                                            OWNERSHIP(1)       PERCENT OF CLASS
-------------------------------------------------------------------------  ----------------------  -----------------
Castle Creek Capital Partners Fund I L.P.(2) ............................          2,289,889                14.6%
4370 La Jolla Village Drive, Suite 400
San Diego, California

Franklin Mutual Advisors, Inc.(3) .......................................          1,297,183                 8.3%
51 John F. Kennedy Parkway
Short Hills, New Jersey

Wellington Management Company, LLP(4) ...................................            928,654                 5.9%
75 State Street
Boston, Massachusetts

Hugh S. Smith, Jr.(5)(8) ................................................             23,357                 0.1%
1251 Westwood Boulevard
Los Angeles, California

Matthew P. Wagner(5)(9) .................................................             48,886                 0.3%
1251 Westwood Boulevard
Los Angeles, California

Mark H. Stuenkel(5)(10) .................................................             58,415                 0.4%
4100 Newport Place, Suite 900
Newport Beach, California

Aubrey L. Austin(5) .....................................................             21,640                 0.1%
1251 4th Street
Santa Monica, California

John M. Eggemeyer(6)(11) ................................................          2,388,232                15.1%
4370 LaJolla Village Drive, Suite 400
San Diego, California

Rice E. Brown(6)(12) ....................................................              2,347               *
27127 Calle Arroyo,
Suite 1907
Laguna Niguel, California

Robert L. McKay(6)(13) ..................................................            766,337                 4.9%
11551 Plantero Drive,
Santa Ana, California

William C. Greenbeck(6)(14) .............................................             64,307                 0.4%
9530 East Imperial Highway,
Downey, California

Dale E. Walter(6)(15) ...................................................             12,142                 0.1%
50096 Calle Rosarita
La Quinta, California

Arnold C. Hahn(7)(16) ...................................................             12,272                 0.1%
4100 Newport Place, Suite 900
Newport Beach, California

Directors and Executive Officers as a group..............................          3,446,722                21.8%

All nine (9) directors as a group(4).....................................          3,434,450                21.7%

------------------------

   * Less than 0.1 percent

 (1) Beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power, which includes the power to vote, or to direct the voting power, of such security; and/or (b) investment power, which includes the power to dispose, or to direct the disposition of, such security. Beneficial owner also includes any person who has the right to acquire beneficial ownership of such security as defined above within 60 days of the record date for the 1998 Annual Meeting. Ownership includes vested stock options and warrants.

 (2) Castle Creek Capital Partners Fund-I, L.P. (the "Fund") is the beneficial owner of 2,256,332 shares of Common Stock and 33,557 warrants. Mr. Eggemeyer, a Director, is a principal of the Fund.

 (3) Shares of Common Stock beneficially owned by Franklin Mutual Advisors, Inc. are held in various investment funds.

 (4) Shares of Common Stock beneficially owned by Wellington Management Company, LLP are held in various investment funds.

 (5) Director and Executive Officer.

 (6) Director.

 (7) Executive Officer.

 (8) Includes 713 shares of Common Stock which may be purchased on the exercise of stock options.

 (9) Includes 19,608 shares of Common Stock which may be purchased on the exercise of stock options.

 (10) Includes 21,666 shares of Common Stock which may be purchased on the exercise of stock options.

 (11) Includes 588 shares of Common Stock which may be purchased on the exercise of stock options, 57,755 shares of Company Stock which may be purchased on the exercise of warrants and 2,256,332 shares and 33,557 warrants owned by the Fund of which Mr. Eggemeyer is a principal. Mr. Eggemeyer disclaims any beneficial ownership of the shares of Common Stock held by the Fund except to the extent of his interest in the Fund.

 (12) Includes 784 shares of Common Stock which may be purchased on the exercise of stock options.

 (13) Includes 455 shares of Common Stock which may be purchased on the exercise of stock options.

 (14) Includes 462 shares of Common Stock which may be purchased on the exercise of stock options.

 (15) Includes 784 shares of Common Stock which may be purchased on the exercise of stock options.

 (16) Includes 5,294 shares of Common Stock which may be purchased on the exercise of stock options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

BANKING TRANSACTIONS

    Some of the directors and executive officers of the Company and its subsidiaries, and the companies with which they are associated, are customers of, and have had banking transactions with, the bank subsidiaries in the ordinary course of the banks' business, and the banks expect to have banking transactions with such persons in the future.

    In the opinion of management of the Company, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and did not involve more than a normal risk of collectibility or present other unfavorable features. The amount of all such loans and credit extensions, to all executive officers, directors, and principal shareholders of the Company, together with their associates, was $1.1 million on December 31, 1997, constituting approximately 0.9 percent of the Company's equity capital accounts on that date.

INSURANCE CONTRACTS

    Certain of the Company's life insurance policies have been contracted, based on a competitive bid, through Rice Brown Financial; Mr. Brown is an insurance broker and a director of the Company.

INVESTMENT BANKING SERVICES

    Belle Plaine Partners, Inc. and Belle Plaine Financial, L.L.C. are entities related to the Fund which held 14.6% percent of the outstanding Company Common Stock. John M. Eggemeyer, a director of the Company, is a principal of the Fund, Belle Plaine Partners, Inc. and Belle Plaine Financial L.L.C.

    Belle Plaine Partners, Inc. serves as a financial advisor to the Company under an engagement letter dated May 17, 1995. In that capacity, Belle Plaine Partners, Inc. was paid fees of $3.2 million and $1.4 in 1997 and 1996, respectively, for evaluating and identifying potential acquisitions, including the Western Acquisition which closed on September 30, 1996, the CCB Merger which closed on June 4, 1997 and the SCB Merger which closed on October 10, 1997.

    In addition, Belle Plaine Financial L.L.C. was paid approximately $863,000 in 1996 for services rendered in connection with certain capital raising transactions related to the Company's strategic evolution.

THE 1998 PRIVATE PLACEMENT

    In order to raise a portion of the capital necessary to fund the payment of the cash consideration paid in the SMB Acquisition, in November 1997 the Company entered into Standby Stock Purchase Agreements with the certain "accredited investors" within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Private Placement Investors"), pursuant to which the Private Placement Investors committed to purchase a minimum of approximately 1,982,000 shares of Common Stock and to standby to purchase up to approximately 2,311,500 additional shares of Common Stock if requested to do so by the Company (the "Private Placement Shares"). The purchase price of the Private Placement Shares was $28.00 per share. The Private Placement Investors agreed to pay the purchase price of the Private Placement Shares prior to the effective time of the SMB Acquisition. In this private placement, the Company issued a total of 2,327,550 shares of Common Stock for $65,171,400 in the aggregate. The Private Placement Shares were not registered under the Securities Act; however, pursuant to the Standby Agreements, the Company agreed to file under the Securities Act a "shelf" Registration Statement providing for the registration of the Private Placement Shares no later than 120 days after the effective date of the SMB Acquisition.

    Certain directors, executive officers and shareholders holding more than 5 percent of the outstanding Company Common Stock participated in this private placement. The following table sets forth the number and the dollar value of Private Placement Shares purchased by each such person:

1998 PRIVATE PLACEMENT INVESTOR                                       SHARES       DOLLARS
------------------------------------------------------------------  ----------  -------------
Castle Creek Capital Partners Fund I-L.P..........................     528,900  $  14,809,200
Digange, Joseph J.................................................       4,450        124,600
Eggemeyer, John M.................................................       5,900         65,200
Franklin Mutual Advisers, Inc.....................................     528,900     14,809,200
Hahn, Arnold C....................................................       4,700        131,600
Jacoby, William H.................................................       4,300        120,400
McKay Robert L....................................................      41,500      1,162,000
Rose, John W......................................................       5,900        165,200
Smith, Hugh S., Jr................................................       5,900        165,200
Wagner, Matthew P.................................................       9,500        266,000
Walter, Dale E....................................................       4,300        120,400
Wellington Management Company, LLP................................     424,000     11,872,000
                                                                    ----------  -------------
    TOTAL.........................................................   1,568,250  $  43,911,000
                                                                    ----------  -------------
                                                                    ----------  -------------

       AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1993 STOCK OPTION PLAN
                           (ITEM NO. 2 ON PROXY CARD)

    The Shareholders of the Company are being asked to approve the amendment and restatement of the Company's 1993 Stock Option Plan (the "Stock Option Plan"), which was originally adopted by the Board of Directors of the Company on March 16, 1993 and approved at the 1993 Annual Meeting of Shareholders. On May 23, 1995 and May 15, 1996 the Board of Directors amended the Stock Option Plan, which amendments were approved by the Shareholders at the 1995 Annual Meeting of Shareholders and the 1996 Annual Meeting of Shareholders, respectively.

    On March 19, 1998, the Board of Directors approved the amendment and restatement of the Stock Option Plan (the "1998 Amendment") to: (i) increase the maximum number of shares that may be issued pursuant to the Stock Option Plan from 404,410 shares to a maximum of 1,000,000 shares in the aggregate; (ii) limit the number of options that may be issued in any year to a single individual in order to preserve the Company's tax deduction for compensation paid to certain executive officers by making the grants of stock options qualify as "performance-based compensation"; (iii) clarify the events which may, among other things, cause the acceleration of the vesting of stock options; (iv) clarify the amendment and termination procedures; and (v) make certain other technical changes. The amendments reflected in the Stock Option Plan and the reasons for such amendments are as follows.

INCREASE IN AGGREGATE NUMBER OF SHARES

    Pursuant to the rules and regulations of the California Commissioner of Corporations, the Company is entitled to have up to thirty percent (30%) of its issued and outstanding shares contained in its stock option plan. Based on the 15,678,960 shares of Common Stock issued and outstanding as of the Record Date, the Company would be allowed to have 4,703,688 shares of Common Stock reserved for grants under its stock option plans. Prior to the 1998 Amendment, the Stock Option Plan limited the maximum number of shares that may be issued upon exercise of stock options to ten percent (10%) of the issued and outstanding shares of the Company up to a maximum of 404,410, after giving effect to the adjustment for the 8.5 to 1 reverse stock split (the "Reverse Stock Split") which occurred on June 3, 1997, in connection with the CCB Merger. The Company desires to increase the maximum number from 404,410 to 1,000,000 which represents approximately 6.4% of the 15,678,960 shares of Common Stock issued and outstanding on the Record Date.

    The Board of Directors believes that it is necessary to increase the number of shares of Common Stock available for issuance under the Stock Option Plan in order to ensure that the Company maintains the ability in the future to continue to utilize the Stock Option Plan to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options. As of the Record Date, the Company had issued options (either exercised or still outstanding) covering 355,606 shares, leaving 48,804 shares available for issuance pursuant to options that may be granted in the future (including pursuant to ratification of option grants made in the ordinary course to new employees). The Board believes that the number of shares currently available for future option grants is not sufficient for its purposes, and, as a result, the 1998 Amendment increases the shares of Common Stock available for issuance to 1,000,000. Based on the closing price of the Company's Common Stock on The Nasdaq National Market-Registered Trademark- on the Record Date, such shares had an aggregate market value of approximately $39.1 million (approximately $23.3 million of which related to the additional 595,590 shares of Common Stock authorized for issuance under the 1998 Amendment).

PRESERVATION OF THE COMPANY'S TAX DEDUCTION FOR COMPENSATION

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows tax deductions to a publicly-traded corporation for compensation paid to certain executive officers in excess of $1,000,000 per officer per year. However, the deduction limit does not apply to "performance-based compensation," as defined in Section 162(m). The 1998 Amendment limits the number of options that can be granted to any participant in any fiscal year of the Company to 100,000 shares of Common Stock. This limitation is designed to enable the grants of stock options to qualify as "performance-based compensation," and therefore preserve the Company's tax deductions. Any options which are canceled or terminated or which expire unexercised will continue to be counted against the 100,000 share limitation.

    Section 162(m) also requires that, for grants of stock options to qualify as "performance-based compensation," the Stock Option Plan must be administered by a committee all of whose members are "outside directors" within the meaning of
Section 162(m) of the Code. Accordingly, the Company's tax deduction may not be preserved if the Stock Option Plan is not administered by a committee composed entirely of "outside directors."

CLARIFICATION OF THE ACCELERATION PROVISIONS

    The Stock Option Plan has been amended to clarify the events constituting a "Terminating Event," which would trigger an acceleration of the vesting of the stock options in the event of a Terminating Event. Prior to the 1998 Amendment, in the event of a Terminating Event, the optionee had the right to exercise the stock options then outstanding at such time prior to the consummation of the Terminating Event and for a period of not less than 30 days. The 1998 Amendment, in addition to clarifying the circumstances that constitute Terminating Events, enables the Board of Directors to cancel such stock options for a cash payment equal to the excess of the fair market value of the Common Stock as of the Terminating Event over the exercise price of such stock options. As defined in the 1998 Amendment, a Terminating Event under the Stock Option Plan, as amended, means: (i) the consummation of a plan of dissolution or liquidation of the Company; (ii) the individuals who, as of the 1998 Annual Meeting, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director will, for purposes of the Stock Option Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual will be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" as described in Rule 14a-11 promulgated under the Exchange Act, or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board of Directors ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; (iii) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 70% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation and (B) the individuals who are members of the Incumbent Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation; (iv) the sale of all or substantially all of the assets of the Company to another Person (as defined in the Stock Option Plan); or (v) the acquisition of beneficial ownership of stock representing more than 50% of the voting power of the Company then outstanding by another Person (as defined in the Stock Option Plan).

CLARIFICATION OF THE AMENDMENT AND TERMINATION PROCEDURES

    Prior to the 1998 Amendment, the Board of Directors could at any time and from time to time suspend, amend or terminate the Stock Option Plan and could, with the consent of the optionee, make such modifications of the terms and conditions of a stock option as it deemed advisable; provided that, except in the event of a Terminating Event, no amendment or modification could be adopted without the Company having first obtained all necessary regulatory approvals and approvals of the holders of a majority of the shares of Common Stock if the amendment or modification would: (a) materially increase the benefits accruing to a participant; (b) materially increase the number of securities that may be issued; (c) materially modify the requirements as to eligibility for participation; (d) increase or decrease the exercise price of any stock options granted; (e) increase the maximum term of stock options; (f) permit stock options to be granted to any person who was not an Eligible Participant (as defined); or (g) change any provision which would affect the qualification as an Incentive Stock Option. The 1998 Amendment simplifies and reduces the types of amendments and modifications that are subject to shareholder vote to: (a) any increase of the number of shares of Common Stock which may be issued under the Stock Option Plan and (b) any change to any provision which would affect the qualification as an Incentive Stock Option or (c) any other change for which shareholder approval is required pursuant to the provisions of Section 162(m) of the Code. With the 1998 Amendment, the Stock Option Plan conforms to the shareholder approval requirements under Section 162(m) of the Code.

CERTAIN TECHNICAL CHANGES

    The 1998 Amendment also amends certain technical matters which the Board believes are not material.

REQUIRED VOTE

    Affirmative votes representing a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required to approve this proposal and the amendment is subject to the approval of the California Department of Corporations. The Board of Directors reserves the right to modify the proposed amendments to comply with any requirements of the California Department of Corporations. Abstentions will count as votes against this proposal because they will be counted as present at the meeting and entitled to vote on (but not for) this proposal. However, broker non-votes will not be so considered and thus will not affect the determination as to whether the requisite majority approval has been obtained with respect to this proposal.

       SUMMARY OF THE STOCK OPTION PLAN, AS AMENDED BY THE 1998 AMENDMENT

    The principal features of the Stock Option Plan, as amended by the 1998 Amendment, are summarized below. This summary, however, is not intended to be a complete discussion of all of the terms of the Stock Option Plan and is subject to and qualified in its entirety by the full text of the Stock Option Plan a copy of which (marked to show changes) is attached hereto as Exhibit A. A copy of the Stock Option Plan, as amended, is also available for inspection at the Company.

    The purpose of the Stock Option Plan is to strengthen the Company (including its subsidiaries) by providing an additional means of attracting and retaining competent managerial personnel and by providing to participants an added incentive for high levels of performance and for unusual efforts to increase the earnings and performance of the Company and to allow consultants, business associates and others with an important business relationship with the Company, an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The Board of Directors believes that the Stock Option Plan has assisted and will continue to assist in accomplishing these objectives by providing a means whereby all directors, full time officers, full time key employees, consultants, business associates and others with an important business relationship with the Company ("Eligible Participants"), may purchase shares of the Common Stock of the Company pursuant to options granted in accordance with the Stock Option Plan.

ADMINISTRATION OF THE STOCK OPTION PLAN

    The Stock Option Plan is administered by the Board of Directors or by a stock option committee designated and selected by the Board (the "Committee") consisting of at least two (2) and no more than five (5) persons, at least two
(2) of whom must be Directors of the Company. Regardless of whether a Committee is selected, the Board of Directors may act as the Committee and any action taken by the Board as such will be deemed to be action taken by the Committee. The Board of Directors will have the right, in its sole and absolute discretion, to remove or replace any person from or on the Committee at any time for any reason whatsoever. In the event of any conflict between any action taken by the Board and the Committee, the action taken by the Board will be controlling and the action taken by the Committee will be disregarded. The terms of the Stock Option Plan do not require the stock option committee to be composed solely of "outside directors" within the meaning of Section 162(m) of the Code.

    Any action of the Committee with respect to the administration of the Stock Option Plan will be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Committee in the administration of the Stock Option Plan will be valid and binding, so long as the same is in conformity with the terms and conditions therein. Subject to compliance with each of the terms, conditions and restrictions set forth in the Stock Option Plan, the Committee will have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of any stock options granted under the Plan. The Committee, in its sole and absolute discretion, may grant stock options to Eligible Participants and exercisable for such number of shares of Common Stock, at such price(s) and time(s), and on such terms and conditions as it deems advisable and specifies in the respective grants.

SHARES SUBJECT TO THE STOCK OPTION PLAN

    Prior to the 1998 Amendment, 404,410 shares of Common Stock of the Company were authorized for issuance to Eligible Participants under the Stock Option Plan, and as of the Record Date, an aggregate of 355,606 shares of Common Stock have been granted under the Stock Option Plan. If the 1998 Amendment is approved, up to an aggregate of 1,000,000 shares of Common Stock will be authorized for issuance under the Stock Option Plan.

    If any stock option is canceled, surrendered or expire for any reason without having been exercised, the unpurchased shares represented thereby will be again available for grants of stock options. Shares that are not issued before the expiration or termination of an option will thereafter be available for future options under the Stock Option Plan. The aggregate number of shares available under the Stock Option Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding Common Stock of the Company by reason of any reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or other similar transaction without consideration to the Company.

TYPE OF OPTIONS

    Two types of options may be granted under the Stock Option Plan: options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs"), and options not so qualified for favorable federal income tax treatment ("NSOs"). Each option granted will be subject to a stock option agreement, between the participant and the Company. Such agreements will contain such terms and provisions as the Committee may determine in its discretion, and need not be uniform.

ELIGIBILITY AND PARTICIPATION

    All directors, full-time officers, full-time key employees, consultants, business associates and others with an important business relationship with the Company or any subsidiary are eligible for selection to participate in the Stock Option Plan, subject to two restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not a regular employee of the Company, and
(2) no participant may receive grants of options with respect to more than 100,000 shares of Common Stock (subject to adjustment in the event of a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, stock consolidation, or other similar transaction without consideration to the Company) during any fiscal year of the Company or portion thereof. If an option is canceled, the canceled option continues to be counted against the maximum number of shares for which options may be granted to a participant during a fiscal year of the Company or portion thereof. Subject to such limitations, an individual who has been granted an option may, if such individual is otherwise eligible, be granted additional options as the Committee may determine.

OPTION PRICE; EXERCISABILITY OF OPTIONS

    The purchase price for shares of Common Stock covered by each option will be determined by the Committee, but will not be less than one hundred percent (100%) of the fair market value of such shares on the date of grant, or, if an ISO is granted to a Shareholder owning 10% or more of the total combined voting power of the Company (measured by ownership of all classes of capital stock), not less than 110% of the fair market value of such shares on the date of grant. However, the aggregate fair market value of shares of Common Stock (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year must not exceed $100,000. Any stock options granted in excess of this limitation shall be NSOs. The purchase price of shares on the exercise of an option must be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the prior written approval of the Committee, by the delivery of shares of Common Stock already owned by the participant (as described in the following paragraph) or by the participant's execution and delivery of a secured promissory note. Each option will be exercisable according to the rate determined by the Board or committee, except that options will be exercisable at a minimum rate of 20% per year over a five year period.

    Subject to the prior written approval of the Committee, an optionee may exercise an option by surrendering a portion of the option being exercised and apply the appreciated value of the shares subject to the surrendered portion of the option to payment of the exercise price. The appreciated value is the excess of the fair market value of the surrendered shares at the time of exercise over the exercise price of the shares. The Board of Directors believes that this additional method of exercise will encourage optionees to retain the shares of Common Stock upon exercise of the option which would continue to provide the optionee with an interest in the success of the Company.

DURATION OF OPTION

    Unless previously terminated by the Board of Directors, the Stock Option Plan terminates ten (10) years from the date the Stock Option Plan was adopted by the Board of Directors of the Company, or March 16, 2003. Each option will expire on the date specified by the Committee, but all options will expire within ten (10) years of the date of grant. ISOs granted to Shareholders owning 10% or more of the total combined voting power of the Company (measured by ownership of all classes of capital stock) will expire within five (5) years from the date of grant.

TERMINATING EVENTS

    Not less than thirty (30) days prior to an occurrence of any Terminating Event, the Committee or the Board will notify each optionee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Stock Option Plan will automatically terminate and all stock options theretofore granted will terminate, unless provision is made to continue the Stock Option Plan or assume or substitute the stock options granted under the Stock Option Plan. If the Stock Option Plan and unexercised stock options terminate pursuant to a Terminating Event, all optionees will have the right to exercise the stock options then outstanding prior to the consummation of such Terminating Event, unless the Board of Directors have provided for the cancellation of such stock options in exchange for a cash payment equal to the excess of the fair market value of the Common Stock as of the date of the Terminating Event over the exercise price of such stock option.

TERMINATION OF EMPLOYMENT; DEATH OR DISABILITY

    If a participant ceases to be an Eligible Participant for any reason other than death or disability, the participant's vested stock options will expire on the earlier of the expiration date therefor or the date which is three months (unless otherwise determined by the Committee in an individual option agreement) after the participant's status as an Eligible Participant is terminated. If a participant dies or becomes disabled, the participant's vested stock options will expire on the earlier of the expiration date therefor or the date which is 12 months (unless otherwise determined by the Committee in an individual option agreement) after the date of death or disability. After a participant's death, any stock options which remained exercisable on the date of death may be exercised by the person or persons to whom the participant's rights pass by will or the laws of descent and distribution. In no event may the option be exercised after the end of the original option term.

RIGHTS AS A SHAREHOLDER; ASSIGNABILITY

    The recipient of an option will have no rights as a shareholder with respect to shares of Common Stock covered by the option until the date such recipient becomes a holder of record of such shares pursuant to exercise of such options.

    Options granted under the Stock Option Plan are not transferable by the optionee other than by will or the laws of descent and distribution, and will be exercisable during the optionee's lifetime only by such optionee or his guardian or legal representative. Under the current terms of the Stock Option Plan, in the event of termination of employment as a result of the optionee's disability or in the event of an employee's death during the exercise period, the option will, to the extent exercisable, remain exercisable for up to one (1) year (but not beyond the end of the original option term) by the disabled optionee or, in the event of death, by the person or persons to whom rights under the option have passed by will or the laws of descent and distribution.

AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN

    The Board reserves the right to suspend, amend, or terminate the Stock Option Plan, and, with the consent of the optionee, make such modifications of the terms and conditions of his or her option, as it deems advisable, except that the Board may not, without further approval of a majority of the shares of the Company's Common Stock then outstanding, increase the maximum number of shares covered by the Stock Option Plan or change any provision of the Plan which would affect the qualification as an ISO under the Stock Option Plan or make any other change for which shareholder approval is required pursuant to
Section 162(m) of the Code.

MISCELLANEOUS PROVISIONS

    No shares of Common Stock will be issued by the Company upon exercise of any stock option, and an optionee will have no rights or claim to such shares, unless and until: (a) payment in full for the stock option has been received by the Company; (b) all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of securities exchanges or associations on which the Common Stock is then listed or traded, and all other requirements of law or regulatory body have been fully complied with; and (c) any applicable income tax withholding requirements have been complied with.

    Shares of the Company's Common Stock to be issued upon exercise of stock options need not be registered with the SEC. However, the Company has applied or will apply for a permit from the California Commissioner of Corporations, and the Company intends to register the Common Stock reserved for issuance under the Plan with the SEC prior to issuing any of its Common Stock upon exercise thereof.

    IF THE CHANGES EFFECTED BY THE PROPOSED AMENDMENTS ARE APPROVED BY THE SHAREHOLDERS OF THE COMPANY AND THE CALIFORNIA DEPARTMENT OF CORPORATIONS, THE COMPANY MAY MODIFY THE OUTSTANDING OPTIONS UNDER THE STOCK OPTION PLAN CONSISTENT WITH THE PROPOSED AMENDMENTS.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Stock Option Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The recently enacted Taxpayer Relief Act of 1997 has changed various tax rules, including the rules governing the taxation of capital gains, and there is some uncertainty regarding the impact of the Taxpayer Relief Act of 1997 on the Stock Option Plan. No information is provided with respect to persons who are not citizens or residents of the United States, or as to foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed herein. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE STOCK OPTION PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

    The Stock Option Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

NON-QUALIFIED STOCK OPTIONS

    Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the optionee to whom it is granted. If the shares of Common Stock received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the optionee equal to the excess of the fair market value of the shares at the time of exercise over the option price. The optionee's tax basis in the shares will be equal to the aggregate exercise price paid by the optionee plus the amount of taxable income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the optionee will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for the applicable period after exercise. At the time of recognition of ordinary income by the optionee upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized income.

INCENTIVE STOCK OPTIONS

    The federal income tax consequences associated with ISOs are generally more favorable to the optionee and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the optionee or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the optionee if the optionee does not dispose of the shares within two years after the date of grant nor within one year after the date of exercise. If these requirements are met, the basis of the shares of Common Stock upon a later disposition will be the option price, any gain or loss on the later disposition will be taxed to the optionee as capital gain or loss (which will be long-term capital gain or loss if the shares are held for the applicable period after exercise), and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the optionee to be subject to the alternative minimum tax. Under the Taxpayer Relief Act of 1997, the alternative minimum tax rate may be higher than the rate on long-term capital gains. If the optionee disposes of the shares before the expiration of either of the holding periods described above (a "Disqualifying Disposition"), the optionee will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the optionee's holding period for the shares. The Company is not entitled to any deduction corresponding to any capital gains realized by a participant.

$1,000,000 LIMIT ON DEDUCTIBLE COMPENSATION

    Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to "performance-based compensation," as defined in Section 162(m). Compensation is performance-based compensation if
(i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the board of directors consisting of "outside directors"; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the shareholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that, if the shareholders approve the Stock Option Plan and the stock option committee is composed entirely of "outside directors" the stock options granted under the Stock Option Plan will satisfy the requirements to be treated as performance-based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code.

EXCESS PARACHUTE PAYMENTS

    Under Section 4999 of the Code, certain officers, shareholders, and highly-compensated individuals ("Disqualified Individuals") will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain "excess parachute payments" which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any "excess parachute payments." The cash out or acceleration of the vesting of stock options upon a

Terminating Event may cause the holders of such stock options who are Disqualified Individuals to recognize certain amounts as "excess parachute payments" on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

SPECIAL RULES; WITHHOLDING OF TAXES

    Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act as an officer, director or shareholder of the Company. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Common Stock which he or she already owns, or through a "cashless exercise."

    The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, authorize "cashless withholding."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITEM NO. 2
            THE AMENDMENT AND RESTATEMENT OF THE STOCK OPTION PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of KPMG Peat Marwick LLP ("KPMG") has served as the Company's independent certified public accountants for Fiscal 1997. Representatives of KPMG are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make any statements they desire.

                                 OTHER BUSINESS

    The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                                 ANNUAL REPORT

    The Annual Report to Shareholders of the Company for the year ended December 31, 1997 is being mailed concurrently with this Proxy Statement to all shareholders of record on the Record Date. The Annual Report is not to be regarded as proxy solicitation materials or as a communication by means of which any solicitation is to be made.

               SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

    In order to be eligible for inclusion in the Company's proxy statement and proxy card for the next Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals must be received by the Secretary of the Company at its principal executive offices no later than December 2, 1998. However, in order for such shareholder proposals to be eligible to be brought before the shareholders at the next annual meeting, the shareholder submitting such proposals must also comply with the procedures, including the deadlines, required by Article II of the Company's Bylaws. Shareholder nominations of Directors are not shareholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company's proxy statement.

                                          By Order of the Board Directors

                                                      [SIGNATURE]

                                          Julius G. Christensen,
                                          SECRETARY

Newport Beach, California
April 1, 1998

PLEASE PROMPTLY VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. AT ANY TIME BEFORE A VOTE AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY BY (1) A LATER DATED PROXY OR A WRITTEN NOTICE OF REVOCATION DELIVERED TO THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY OR (2) ADVISING THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY AT THE MEETING THAT YOU ELECT TO VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. THE ANNUAL MEETING IS ON APRIL 30, 1998. PLEASE RETURN YOUR PROXY IN TIME.

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--------------------------------------------------------------------------------

                                   EXHIBIT A

                                WESTERN BANCORP

                             1993 STOCK OPTION PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
--------------------------------------------------------------------------------

                     <#>MONARCH</#> <*>WESTERN</*> BANCORP
                             1993 STOCK OPTION PLAN
          <*>(</*>ADOPTED MARCH 16, 1993 <*>AS THE MONARCH BANCORP</*>
                         <*>1993 STOCK OPTION PLAN)</*>
                      <*>(</*>AMENDED MAY 23, 1995<*>)</*>
                      <*>(</*>AMENDED MAY 15, 1996<*>)</*>
                        <*>(AMENDED MARCH 19, 1998)</*>

    1.  PURPOSE<*>.</*>

    The purpose of the <#>Monarch</#> <*>Western</*> Bancorp 1993 Stock Option Plan (the "Plan") is to strengthen <#>Monarch</#> <*>Western</*> Bancorp (the "Corporation") and those corporations which are or hereafter become subsidiary corporations by providing <*>an</*> additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers, and key employees added incentives for high levels of performance and for unusual efforts to increase the earnings of the Corporation and any Subsidiary <#>corporations</#> <*>as defined herein</*>; and to allow consultants, business associates and others with business relationships with the
<*>Corporation, an</*> opportunity to participate in the ownership of the
Corporation and thereby have an interest in the success and increased value of the Corporation. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers, key employees, consultants, business associates and others may purchase shares of Common Stock
<*>as defined herein</*> of the Corporation pursuant to Stock Options <*>as defined herein</*> granted in accordance with this Plan.

    Stock Options granted pursuant to this Plan are intended to be<*>,</*> Incentive Stock Options <*>as defined herein</*> or Non-Qualified Stock Options
<*>as defined herein</*>, as shall be determined and designated by the Stock
Option Committee <*>as defined herein</*> upon the grant of each Stock Option hereunder.

    <*>The provisions of the Plan as amended shall apply to all Options previously issued pursuant to the Plan.</*>

    2.  DEFINITIONS, ETC.

    For the purposes of this Plan, the following terms shall have the following meanings:

        <#>a.</#><*>(a)</*> "COMMON STOCK." This term shall mean shares of the
    Corporation's no par value common stock, subject to adjustment pursuant to
    <#>Paragraph 14</#> <*>Section 13</*> (Adjustment Upon Changes in
    Capitalization) hereunder.

        <#>b.</#><*>(b)</*> "CORPORATION." This term shall mean <#>Monarch</#>
    <*>Western</*> Bancorp, a California corporation.

        <#>c.</#><*>(c)</*> "ELIGIBLE PARTICIPANT." This term shall mean: (i)
    all directors of the Corporation or any Subsidiary; (ii) all full time officers (whether or not they are also directors) of the Corporation or any Subsidiary; (iii) all full time key employees (as such persons may be determined by the Stock Option Committee from time to time) of the Corporation or any Subsidiary<#>,</#><*>;</*> and (iv) consultants, business associates or others with important business relationships with the Corporation.

        <#>d.</#><*>(d)</*> "FAIR MARKET VALUE." This term shall mean<*>, as of any date,</*> the fair market value of the Corporation's Common Stock <#>as determined in accordance with the Commissioner of Corporations Regulation
    Section 260.140.50, which generally provides that in determining whether the price is fair, predominant weight will be given to the following: (a) if securities of the same class are publicly traded on an active market of substantial depth, the recent market price of such securities; (b) if the securities of the same class have not been so publicly traded, the price at which securities of reasonable comparable corporations (if any) in the same industry are being traded, subject to appropriate adjustments for the dissimilarities between the corporations being compared; or (c) in</#> <*>determined as follows:</*>

            <*>(i)</*> <*>If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Stock Option Committee deems reliable;</*>

            <*>(ii)</*> <*>If the Common Stock is quoted on the NASDAQ System
       (but not on the National Market System thereof) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street journal or such other source as the Stock Option Committee deems reliable;</*>

           <*>(iii)</*> <*>In</*> the absence of any <*>established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Stock Option Committee</*> <#>reliable indicator under subsection
       (a) or (b), the earnings history, book value and prospect of the issuer in light of market conditions generally.</#>

        <#>e.</#><*>(e)</*> "INCENTIVE STOCK OPTION." This term shall mean a
    Stock Option which is an "Incentive Stock Option" within the meaning of Section <#>422A</#> <*>422</*> of the Internal Revenue Code of 1986, as amended <*>(the "Code")</*>.

        <#>f.</#><*>(f)</*> "NON-QUALIFIED STOCK OPTION." This term shall mean a
    Stock Option which is not an Incentive Stock <#>option</#> <*>Option</*>.

        <#>g.</#><*>(g)</*> "OPTION SHARES." This term shall mean shares of
    Common Stock which are covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

        <#>h.</#><*>(h)</*> "OPTIONEE." This term shall mean any Eligible
    Participant to whom a stock option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

        <#>i.</#><*>(i)</*> "PLAN." This term shall mean the <#>Monarch</#>
    <*>Western</*> Bancorp 1993 Stock Option Plan <*>(originally adopted as the
    Monarch Bancorp 1993 Stock Option Plan)</*> as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

        <#>j.</#><*>(j)</*> "STOCK OPTION." This term shall mean the right to purchase from the Corporation a specified number of shares of Common Stock under the Plan at a price and upon terms and conditions determined by the Stock Option Committee.

        <#>k.</#><*>(k)</*> "STOCK OPTION COMMITTEE." The Board of Directors of
    the Corporation may select and designate a stock option committee consisting of at least <#>three</#> <*>two</*> and not more than five persons, at least two of whom are directors, having full authority to act in the matters. Regardless of whether a Stock Option Committee is selected, the Board of Directors may act as the Stock Option Committee and any action taken by the Board of Directors as such shall be deemed to be action taken by the Stock Option Committee. All references in the Plan to the "Stock Option Committee" shall be deemed references to the Board of Directors acting as a stock option committee and to a duly appointed Stock Option Committee, if there be one. In the event of any conflict between any action taken by the Board of Directors acting as a Stock Option Committee and any action taken by a duly appointed Stock Option Committee, the action taken by the Board of Directors shall be controlling and the action taken by the duly appointed Stock Option Committee shall be disregarded.

        <#>1.</#><*>(l)</*> "SUBSIDIARY." This term shall mean any subsidiary corporation of the Corporation as such term is defined in Section
    <#>425(f)</#> <*>424(f)</*> of the Internal Revenue Code of 1986, as
    amended.

        <*>(m)</*> <*>"TERMINATING EVENT." </*><*>This term shall mean:</*>

            <*>(i)</*> <*>the consummation of a plan of dissolution or liquidation of the Corporation;</*>

            <*>(ii)</*> <*>the individuals who, as of the 1998 Annual Meeting of
       Shareholders of the Corporation, are members of the Board of Directors of the Corporation ("Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Corporation's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;</*>

           <*>(iii)</*> <*>the consummation of a plan of reorganization, merger or consolidation involving the Corporation, except for a reorganization, merger or consolidation where (A) the shareholders of the Corporation immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 70% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Corporation immediately prior to such reorganization, merger or consolidation, and (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation;</*>

            <*>(iv)</*> <*>the sale of all or substantially all the assets of the Corporation to another Person; or</*>

            <*>(v)</*> <*>the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of the Corporation then outstanding by another Person.</*>

        <*>(n)</*> <*>"VESTING EVENT." </*><*>This term shall mean the approval by the shareholders of the corporation of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of such Terminating Event.</*>

        <*>In addition, all share numbers are stated in this Plan after giving effect to the adjustment required by Section 13 hereof to reflect the 8.5 for 1 reverse stock split effected by the Corporation on June 3 1997.</*>

    3.  ADMINISTRATION<*>.</*>

    <#>a.</#><*>(a)</*>  STOCK OPTION COMMITTEE.  This Plan shall be administered by the Stock Option Committee. The Board of Directors of the Corporation shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Stock Option Committee at any time for any reason whatsoever.

    <#>b.</#><*>(b)</*>  ADMINISTRATION OF THE PLAN.  Any action of the Stock
Option Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Stock Option Committee in the administration of this Plan shall be valid and binding, so long as the same is in conformity with the terms and conditions of this Plan. Subject to compliance with each of the terms, conditions and restrictions set forth in this Plan, including, but not limited to, those set forth in Section 6(a)<#>(ii)</#> hereof, the Stock Option Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of any Stock Options granted under the Plan, including, without limitation, the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to any individual Eligible Participant; (ii) determine the time or times when such Stock Options, or any parts thereof, may <*>vest or</*> be exercised; (iii) determine and designate which Stock Options granted under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options; (iv) determine the Eligible Participants, if any, to whom Stock Options are granted; (v) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under the Plan;
(vi) prescribe and amend the terms, provisions and form of any instrument or agreement setting forth the terms and conditions of every Stock Option granted hereunder <*>(such terms and conditions to include, without limitation, the exercise price, the time or times when Stock Options may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Option or the Option Shares relating thereto);</*> and (vii) make loans to or guarantee any obligations of any Optionees, except directors, in connection with the exercise of Stock Options as specified in Section <#>8(d)</#>
<*>8(c)</*> hereof, whenever the Stock Option Committee determines that such loan or guarantee may reasonably be expected to benefit the corporation, subject to the provisions of Section 315(b) of the California General Corporations Law of 1977, as amended and subject to Regulations G, U and T promulgated by the Board of Governors of the Federal Reserve System pursuant to Section 7 of the Securities Exchange Act of 1934, if the Option Shares are listed on a stock exchange or are contained in the list of over-the-counter margin securities published by the Federal Reserve Board.

    <#>c.</#><*>(c)</*>  DECISIONS AND DETERMINATIONS.  Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret the Plan, to define the terms used therein, to prescribe, amend, and rescind rules <#>and</#><*>,</*> regulations <*>and policies</*> relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Stock Option Committee on matters referred to in this Section 3 shall be final and conclusive so long as the same are in conformity with the terms of this Plan.

    4.  SHARES SUBJECT TO THE PLAN<*>.</*>

    Subject to adjustments as provided in Section <#>14</#> <*>13</*> hereof, the maximum number of shares of Common Stock which may be issued upon exercise of Stock Options granted under this Plan <#>is limited to 10% of the issued and outstanding shares of the Corporation up to a maximum of 3,437,482</#> <*>shall be 1,000,000</*> shares in the aggregate<#>, following the acquisition of Western Bank</#> <*>(including the shares of Common Stock issuable upon exercise of Stock Options previously granted under the Plan)</*>. If any Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised in full, the unpurchased Option Shares represented thereby shall again be available for grants of Stock Options under this Plan.

    5.  ELIGIBILITY<*>.</*>

    Only Eligible Participants shall be eligible to receive grants of Stock Options under this Plan.

    6.  GRANTS OF STOCK OPTIONS<*>.</*>

    <#>a.</#><*>(a)</*>  GRANT.  Subject to the express provisions and limitations of the Plan, the Stock Option Committee, in its sole and absolute discretion, may grant Stock Options to Eligible Participants <#>of the Corporation</#> <*>exercisable</*>, for a number of Option Shares, at the price(s) and time(s), on the terms and conditions and to such Eligible Participants as it deems advisable and specifies in the respective grants. Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option may, if otherwise eligible, be granted additional Stock Options if the Stock Option Committee shall so determine. The Stock Option Committee shall designate in each grant of a Stock Option whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option. <*>No Eligible Participant shall be granted in any fiscal year of the Corporation Stock Options to purchase more than 100,000 Option Shares. If a Stock Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated option will continue to count against the maximum number of shares for which Stock Options may be granted to an Eligible Participant in any fiscal year of the Corporation or portion thereof. The limitations set forth in the two preceding sentences are intended to satisfy the requirements applicable to Stock Options such that they qualify as "performance-based compensation" (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended).</*>

    <#>b.</#><*>(b)</*>  DATE OF GRANT AND RIGHTS OF OPTIONEE.  The
determination of the Stock Option Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Corporation, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Corporation and the Eligible Participant have executed and delivered the form of stock option agreement then required by the Stock Option Committee as evidencing the grant of the Stock Option, together with such other instruments as may be required by the Stock Option Committee pursuant to this Plan; provided, however, that the Stock Option Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the date on which the determination was <#>finally</#> made by the Stock Option Committee to grant the Stock Option), and such date shall be set forth in the stock option agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

    <#>c.</#><*>(c)</*>  SHAREHOLDER-EMPLOYEES.  Notwithstanding anything to the contrary contained elsewhere herein, <#>a</#> <*>an Incentive</*> Stock Option shall not be granted hereunder to an Eligible Participant who owns, directly or indirectly, at the date of the grant of the <*>Incentive</*> Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or a Subsidiary corporation, unless the purchase price of the Option Shares subject to said <*>Incentive</*> Stock Option is at least <#>110%</#> <*>one hundred and ten percent (110%)</*> of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted.

    <#>d.</#>  <#>MAXIMUM VALUE OF STOCK OPTIONS.</#>  <#>Except as provided in paragraph (e) of this Section 6, the maximum aggregate Fair Market Value of Option Shares (determined as of the respective Stock Option grant dates) for which an Eligible Participant may be granted incentive Stock Options in any calendar year shall not exceed $100,000, plus any "unused carryover amount." The unused carryover amount, determined on a yearly basis, shall be equal to one-half (1/2) of the difference between $100,000 and</#>

    <*>(d)</*>  <*>MAXIMUM VALUE OF INCENTIVE STOCK OPTIONS.</*>  <*>To the
extent that</*> the aggregate Fair Market Value (determined <#>as of</#>
<*>at</*> the <#>respective</#> <*>time the</*> Stock Option <#>grant dates) of all of the Option Shares subject to</#> <*>is granted) of Option Stock which are designated as</*> Incentive Stock Options <#>granted to the Optionee during the calendar year under the Plan. The provisions of Section 422A(c)(4) of the Internal Revenue Code of 1986, as amended, are incorporated herein by this reference for the purpose of the determination and application of the unused carryover amount. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options</#> are exercisable for the first time by <#>such individual under</#> <*>an Eligible Participant pursuant to</*> the terms of the Plan during any calendar year <#>is limited to $100,000, but the value of stock for which options may be granted to an employee in a given year may exceed $100,000.</#> <*>exceeds One Hundred Thousand Dollars ($100,000), such excess Stock Options shall be treated as Non-Qualified Stock Options.</*>

    <#>e.</#><*>(e)</*>  NON-QUALIFIED STOCK OPTIONS.  All Stock Options granted by the Stock Option Committee which: (i) are designated at the time of grant as Incentive Stock Options but do not so qualify under the provisions of Section
<#>422A</#> <*>422</*> of the Code or any regulations or rulings issued by the
Internal Revenue Service for any reason; (ii) are in excess of the <#>fair market value limitations</#> <*>Fair Market Value limitation</*> set forth in
Section 6(d); or (iii) are designated at the time of grant as Non-Qualified Stock Options, shall be deemed Non-Qualified Stock Options under this Plan. Non-Qualified Stock Options granted or substituted hereunder shall be so designated in the stock option agreement entered into between the Corporation and the Optionee.

    7.  STOCK OPTION EXERCISE PRICE.

    <#>a.</#><*>(a)</*>  MINIMUM PRICE.  The exercise price of any <*>Stock
Options for</*> Option Shares shall be determined by the Stock Option Committee, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided elsewhere herein, said exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Share on the date of grant of the related Stock Option.

    <#>b.</#><*>(b)</*>  EXCHANGED STOCK OPTIONS.  Where the outstanding shares of stock of another corporation are changed into or exchanged for shares of Common Stock of the Corporation without monetary consideration to that other corporation, then, subject to the approval of the Board or Directors of the Corporation, Stock Options may be granted in exchange for unexercised, unexpired stock options of the other corporation, and the exercise price of the Option Shares subject to each Stock Option so granted may be fixed at a price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Stock Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Corporation.

    8.  EXERCISE OF STOCK OPTIONS.

    <#>a.</#><*>(a)</*>  EXERCISE.  Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Stock Option Committee shall determine at the time of grant of the Stock Option; provided, however, (i) that if an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related stock option agreement, and (ii) a minimum of <#>20%</#> <*>twenty percent (20%)</*> of the Stock Option shall be exercisable in each year over a five year period from the date the <#>option</#> <*>Stock Option</*> is granted. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

    <#>b.</#>  <#>PRIOR OUTSTANDING INCENTIVE STOCK OPTIONS.</#>  <#>Incentive
Stock Options granted to an Optionee may be exercisable while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted (or substituted) to him or her pursuant to this Plan. The Stock Option Committee shall determine if such options shall be exercisable if there are any Incentive Stock Options previously granted (or substituted) to him or her pursuant to this Plan, and such determination shall be evidenced in the Agreement executed by the Optionee and Company. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.</#>

    <#>c.</#><*>(b)</*>  NOTICE AND PAYMENT.  Stock Options granted hereunder shall be exercised by written notice delivered to the Corporation specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided in Section <#>8(d)</#> <*>8(c)</*> hereof. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Corporation, of the right to such person or persons to exercise the Stock Option. The Corporation's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Corporation shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Corporation in accordance with Section
<#>8(d)</#> <*>8(c)</*> hereof, and all of the terms and provisions of the Plan and the related stock option agreement have been complied with.

    <#>d.</#><*>(c)</*>  PAYMENT OF EXERCISE PRICE.  The exercise price of any
<*>Stock Option for</*> Option Shares purchased upon the proper exercise of a
Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash and/or, with the prior written approval of the Stock Option Committee, in Common Stock of the Corporation which, when added to the cash payment, if any, has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised and/or, with the prior written approval of the Stock Option Committee, on a deferred basis evidenced by a promissory note, containing such terms and subject to such security as the Stock Option Committee shall determine to be fair and reasonable from time to time, for the total option price for the number of
<#>shares</#> <*>Option Shares</*> so purchased. In addition, the Optionee shall have the right upon the exercise of <#>this</#> <*>the</*> Stock Option<*>,</*> in the manner set forth above to surrender for cancellation a portion of
<#>this</#> <*>the</*> Stock Option to the Company for the number of shares (the
"Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Company with such notice written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares to payment of the exercise price for <#>shares</#> <*>Option Shares</*> subject to this Stock Option that are being acquired upon such exercise. The term "Appreciated Value" for each <#>share</#> <*>Option Share</*> subject to <#>this</#> <*>a</*> Stock Option shall mean the excess of the Fair Market Value thereof over the exercise price then in effect. No director, consultant or business associate may purchase any Stock Option on a deferred basis <*>unless</*> evidenced by a promissory note. Unless payment is on a deferred basis, payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Corporation of his intention to exercise all or part of a Stock Option. If all or part of payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Corporation of all required share certificates, and all stock powers and other required transfer documents necessary to transfer the shares of Common Stock to the Corporation.

    <#>e.</#><*>(d)</*>  REORGANIZATION.  Notwithstanding any provision in any stock option agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon <#>adoption by the requisite holders of the Corporation's outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation to another corporation, or the acquisition of stock representing more than 50% of the voting power of the Corporation then outstanding, by another corporation or person, which would, upon consummation, result in termination of a Stock Option in accordance with Section 15 hereof</#>
<*>the occurrence of a Vesting Event</*>, the Stock Option shall become immediately exercisable as to all <#>vested Option Shares for such period of time as may be determined by the Stock Option Committee, but in any event not less than 30 days prior to the adoption of the plan of dissolution, liquidation, reorganization, merger, consolidation, sale, or acquisition on the condition that the terminating event described in Section 15 hereof is consummated. Any Option Shares not exercised will be terminated. If such Terminating Event is not consummated, Stock Options granted pursuant to the Plan shall be exercisable in accordance with their respective terms</#> <*>Option Shares (whether or not previously vested)</*>.

    <#>f.</#><*>(e)</*>  MINIMUM EXERCISE.  Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

    <#>g.</#><*>(f)</*>  COMPLIANCE WITH LAW.  No shares of Common Stock shall be issued by the Corporation upon exercise of any Stock Option, and an Optionee shall have no rights or claim to such shares, unless and until: (a) payment in full as provided in Section <#>8(d)</#> <*>8(c)</*> hereof has been received by the Corporation; (b) in the opinion of the counsel for the Corporation, all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of securities exchanges or associations on which the Corporation's Common Stock is then listed or traded, and all other requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with; and (c) if required by federal or state law or regulation, the Optionee shall have paid to the Corporation the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Corporation, in its sole discretion, to satisfy applicable income tax withholding requirements.

    9.  NONTRANSFERABILITY OF STOCK OPTIONS.

    Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative.

    10<#>.</#> <#>CONTINUATION OF EMPLOYMENT.</#> <#>Each Optionee other than directors, consultants and business associates, agree, as part of the acceptance of the option that he/she will remain, within the employ of the Corporation, or any subsidiary corporation, for at least one (1) year from the date the option is granted subject to prior termination, leave of absence or vacation issued by the Board of Directors, subject to any employment agreements to the contrary which shall govern. Nothing contained in the Plan (or in any stock option agreement) shall obligate the Corporation or any Subsidiary corporation to employ or continue to employ or continue the service as a director of any Optionee or any Eligible Participant for any period of time or interfere in any way with the right of the Corporation or a Subsidiary corporation to reduce or increase the Optionee's or Eligible Participant's compensation.</#>

    <#>11</#>.  CESSATION OF EMPLOYMENT.

    Except as provided in Sections <#>8(e),</#> <*>11,</*> 12<#>, 13,</#>
<*>or</*> 14 <#>or 15</#> hereof, <#>except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation,</#> if, for any reason, an Optionee's status as an Eligible Participant is terminated, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or three (3) months after the Optionee's status as an Eligible Participant is terminated, whichever is earlier. During such period <#>after</#> <*>Stock</*> Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee's status as an Eligible Participant terminated, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date. <#>If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of consultant, business associate or other person or entity with important business relationships with the Corporation no longer doing business or otherwise terminating his or its business relationship with the Corporation.</#>

    <#>12</#><*>11</*>.  DEATH OF OPTIONEE.

    <#>Except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if</#> <*>If</*> an Optionee loses his status as an Eligible Participant by reason of death, or if an Optionee dies during the three-month period referred to in Section <#>11</#> <*>10</*> hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or one (1) year after the date of such death, whichever is earlier. <#>If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of such Optionee's death.</#> After such death but before such expiration, subject to the terms and provisions of the Plan and the related stock option agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the
<#>Optionee's status as an Eligible Participant had been lost.</#> <*>Optionee died.</*>

    <#>13</#><*>12</*>.  DISABILITY OF OPTIONEE<*>.</*>

    <#>Except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if</#> <*>If</*> an Optionee is disabled while employed by or while serving as a director of the Corporation or a Subsidiary or during the three-month period referred to in Section <#>11</#> <*>10</*> hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or one (1) year after the date of such disability, whichever is earlier. <#>If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of such Optionee's disability.</#> After such disability but before such expiration, the Optionee or a guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by the Corporation or a Subsidiary as a result of the disability. For the purpose of this Section <#>13</#> <*>12</*>, an Optionee shall be deemed to have become "disabled" if it shall appear to the Stock Option Committee, upon written certification delivered to the Corporation by a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than <#>12</#> <*>twelve (12)</*> months.

    <#>14</#><*>13</*>.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION<*>.</*>

    If the outstanding shares of Common Stock of the Corporation are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Corporation, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Corporation, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in an outstanding Stock Option shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Any adjustment under this Section shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share interests shall be disregarded and the fractional share interest shall be rounded down to the nearest whole number.

    <#>15.</#><*>14.</*>  TERMINATING EVENTS<*>.</*>

    Not less than thirty (30) days prior to <#>consummation of a plan of dissolution or liquidation of the Corporation, or consummation of a plan of reorganization, merger or consolidation of the Corporation with one or more corporations, as a result of which the Corporation is not the surviving corporation and the outstanding securities of the class then subject to options hereunder are changed or exchanged for cash or property or securities not of the Corporation's issue, or upon the sale of all or substantially all the assets of the Corporation to another corporation, or the acquisition of stock representing more than fifty percent (50%) of the voting power of the Corporation then outstanding by another corporation or person (the "Terminating Event")</#> <*>the occurrence of any Terminating Event</*>, the Stock Option Committee or the Board of Directors shall notify each Optionee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Stock Options theretofore granted shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer corporation,<*> or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation,</*> or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised <#>options</#> <*>Stock Options</*> shall terminate pursuant to the foregoing sentence, all persons shall have the right to exercise the <#>vested portions of options</#> <*>Stock Options</*> then outstanding and not exercised<#>, shall have the right,</#> <*>(including those vested pursuant to Section 8(d) hereof)</*> at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate <#>and for a period of not less than 30 days, to exercise the vested portions of their options</#><*>, unless the Board of Directors shall have provided for the cancellation of such Stock Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Common Stock as of the date of the Terminating Event over the exercise price of such Stock Options.</*>

    <#>16</#><*>15</*>.  AMENDMENT AND TERMINATION<*>.</*>

    The Board of Directors of the Corporation may at any time and from time<*>-</*>to<*>-</*>time suspend, amend, or terminate the Plan and may, with the consent of Optionee, make such modifications of the terms and conditions of a Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section <#>15</#> <*>14</*> hereof, no amendment or modification may be adopted without the Corporation having first obtained all necessary regulatory approvals and approval of the holders of a majority of the Corporation's shares of Common Stock present, <*>or</*> represented, and entitled to vote at a duly held meeting of shareholders of the Corporation if the amendment or modification would:

        <#>a.</#>  <#>materially increase the benefits accruing to participants under the Plan; b. materially</#><*>(a)</*> increase the number of
    <#>securities</#> <*>Shares of Common Stock</*> which may be issued under the Plan;

        <#>c.</#>  <#>materially modify the requirements as to eligibility for participation in the Plan;</#>

        <#>d.</#>  <#>increase or decrease the exercise price of any Stock
    Options granted under the Plan;</#>

        <#>e.</#>  <#>increase the maximum term of Stock Options provided for herein;</#>

        <#>f.</#>  <#>permit Stock Options to be granted to any person who is not an Eligible Participant; or</#>

        <#>g.</#><*>(b)</*>  change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the Plan<#>.</#><*>; or</*>

        <*>(c)</*> <*>make any other change for which shareholder approval is required pursuant to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.</*>

    No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section <#>16</#> <*>8(d) or Section 14</*> hereof), without the consent of the Optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

    <#>17</#><*>16</*>.  RIGHTS OF ELIGIBLE PARTICIPANTS AND OPTIONEES<*>.</*>

    Neither any Eligible Participant, any Optionee or any other person shall have any claim or right to be granted any Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed or construed as giving any Eligible Participant, Optionee or any other person any right to be retained in the employ of the Corporation or any subsidiary of the Corporation. Without limiting the generality of the foregoing, there is no vesting of any right in the classification of any person as an Eligible Participant or Optionee, such classification being used solely to define and limit those persons who are eligible for consideration of the grant of Stock Options under the Plan.

    <#>18</#><*>17.</*>  PRIVILEGES OF STOCK OWNERSHIP<#>;</#><*>:</*>
SECURITIES LAW COMPLIANCE<#>;</#><*>:</*> NOTICE OF SALE<*>.</*>

    No Optionee shall be entitled to the privileges of stock ownership as to any Option Shares not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of securities exchanges upon which the stock of the Corporation is listed (if any) shall have been fully complied with. The Corporation will diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any stock is issued pursuant to options. The Optionee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Corporation notice in writing of such sale or other disposition. <#>The Corporation will provide to each Optionee its Annual Report as required by Section 260.140.46 of the regulations of the California Commissioner of Corporations.</#>

    <#>19</#><*>18.</*>  EFFECTIVE DATE OF THE PLAN<*>.</*>

    The Plan <#>shall be deemed</#> <*>was originally</*> adopted as of March 16, 1993<#>,</#><*>. The Plan was adopted</*> as amended <*>on March 19, 1998,</*> and shall be effective immediately, subject to approval of the Plan by the holders of at least a majority of the corporation's outstanding shares of Common Stock <#>and approval of the Plan by the California Commissioner of Corporations.</#>

    <#>20.</#><*>19.</*>  TERMINATION<*>.</*>

    Unless previously terminated as aforesaid, the Plan shall terminate ten (10) years from the earliest date of (i) adoption of the Plan by the Board of
<#>Governors,</#> <*>Directors, or</*> (ii) approval of the Plan by holders of at least a majority of the Corporation's outstanding shares of Common Stock<#>, or (iii) approval of the Plan by the California Commissioner of Corporations</#>. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

    <#>21.</#><*>20.</*>  OPTION AGREEMENT<*>.</*>

    Each Stock Option granted under the Plan shall be evidenced by a written stock option agreement executed by the Corporation and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Stock Option Committee and are not inconsistent with the Plan.

    <#>22</#><*>21</*>.  STOCK OPTION PERIOD<*>.</*>

    Each Stock Option and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten
(10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

    <#>23</#><*>22</*>.  EXCULPATION AND INDEMNIFICATION OF STOCK OPTION
COMMITTEE<*>.</*>

    In addition to such other rights of indemnification which they may have as
<*>officers or members of the board of</*> directors of the Corporation or as members of <#>the Stock Option Committee</#> <*>any committee thereof</*>, the present and former members of the Stock Option Committee, <#>and each of them,</#> shall be indemnified by the Corporation <#>for and against all costs, judgments, penalties and reasonable expenses, including reasonable attorney's fees, actually and necessarily incurred by them in connection with any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any act or omission of any member</#>
<*>in accordance with Article Six of the Restated Articles of Incorporation and
to the full extent permitted under Article VI of the Bylaws and Section 317 of the California General Corporation Law. The Corporation has the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, agent or employee of the Corporation, including members</*> of the Stock Option Committee
<#>under or in connection with the Plan or any Stock Option granted thereunder;
provided, however, that a member of the Stock Option Committee shall not be entitled to any indemnification whatsoever pursuant to this Section for or as a result of any act or omission of such member which was not taken in good faith and which constituted willful misconduct or gross negligence by such member; provided further, that any amounts paid by any member of the Stock Option Committee in settlement of any action, suit or proceeding for which indemnification may be sought pursuant to this Section shall be first approved in writing by independent legal counsel selected by the Corporation; and, provided further, that within thirty (30) days after institution of any action, suit or proceeding against any member with respect to which such member is entitled to indemnification hereunder, such member shall, in writing, offer the Corporation the opportunity, at its own expense, to handle (including settle) and conduct the defense thereof</#><*>, whether or not the Corporation would have the power to indemnify such person under the provisions of Article VI of the Bylaws</*>. The provisions of this Section shall apply to the estate, executor and administrator of each member of the Stock Option Committee.

    <#>24</#><*>23</*>.  AGREEMENT AND REPRESENTATIONS OF OPTIONEE<*>.</*>

    Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, each Optionee shall by and upon accepting a Stock Option, represent and agree in writing, for himself or herself and his or her transferees by will or the laws of descent and distribution, that <#>he or she is a bona fide California resident, that the</#> <*>all such</*> Option Shares
<#>are being</#> <*>will be</*> acquired for investment purposes and not for resale or distribution<#>, and</#><*>. Upon the exercise of a Stock Option, or a part thereof, the person entitled to exercise the same shall, unless waived by the Corporation, furnish evidence satisfactory to the Corporation, including written and signed representations, to the effect</*> that the Option Shares
<#>being acquired shall not be sold otherwise transferred to any individual or entity not a resident of the State of California</#><*> are being acquired for investment purposes and not for resale or distribution</*>. Furthermore, the Corporation, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the corporation's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Stock Option Committee shall require) on certificates evidencing the shares:

    "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR
       ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

and

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
       UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A DETERMINATION BY <#>____________</#>
       <*>WESTERN</*> BANCORP <*>(OR ANY SUCCESSOR ENTITY)</*> THAT
       REGISTRATION IS NOT REQUIRED."

At any time that an Optionee contemplated the disposition of any of the Option Shares (whether by sale, exchange, gift or other form of transfer) he or she shall first notify the Corporation of such proposed disposition and shall thereafter cooperate with the Corporation in complying with all applicable requirements of law which, in the opinion of counsel for the Corporation, must be satisfied prior to the making of such disposition. Before consummating such disposition, <#>Monarch</#>
<*>Western</*> Bancorp <*>(or any successor entity)</*> shall determine that such disposition will not result in a violation of any state or federal securities law or regulations. The Corporation shall remove any legend affixed to certificates for Option Shares pursuant to this Section if and when all of the restrictions on the transfer of the Option Shares, whether imposed by this Plan or federal or state law, have terminated. An Optionee who thereafter sells or disposes of his shares of Common Stock will be required to notify the Corporation of such sale or disposition within five (5) days after the sale or disposition.

    <#>25.</#><*>24.</*>  NOTICES<*>.</*>

    All notices and demands of any kind which the Stock Option Committee, any Optionee, Eligible Participant, or any other person may be required or desires to serve under the terms of this Plan shall be in writing and shall be served by personal service upon the respective person or by leaving a copy of such notice or demand at the address of such person as may be reflected in the records of the Corporation, or in the case of the Stock Option Committee, with the Secretary of the Corporation, or by mailing a copy thereof by certified or registered mail, postage prepaid, with return receipt requested. In the case of service by mail, it shall be deemed complete at the expiration of the third day after the day of mailing, except for notice of the exercise of any Stock Option and payment of the Stock Option exercise price, both of which must be actually received by the Corporation.

    <#>26</#><*>25</*>.  LIMITATION OF OBLIGATIONS OF THE CORPORATION<*>.</*>

    Any obligation of the Corporation arising under or as a result of this Plan or any Stock Option granted hereunder shall constitute the general unsecured obligation of the Corporation, and not of the Board of Directors of the Corporation, or any members thereof, the Stock Option Committee, or any member thereof, any officer of the Corporation, or any other person or
<#>subsidiary</#> <*>any Subsidiary</*>, and none of the foregoing, except the
Corporation, shall be liable for any debt, obligation, cost or expense hereunder.

    <#>27</#><*>26</*>.  LIMITATION OF RIGHTS<*>.</*>

    The Stock Option Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan, and which, if any, Eligible Participant shall receive any grant of a Stock Option. No oral or written agreement by any person on behalf of the Corporation relating to this Plan or any Stock Option granted hereunder is authorized, and such agreement may not bind the Corporation <#>of</#> <*>or</*> the Stock Option Committee to grant any Stock Option to any person.

    <#>28.</#><*>27.</*>  SEVERABILITY<*>.</*>

    If any provision of this Plan as applied to any person or to any circumstances shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way effect any other provision hereof, the application of any such provision in any other circumstances, or the validity of enforceability hereof.

    <#>29.</#><*>28.</*>  CONSTRUCTION<*>.</*>

    Where the context or construction requires, all words applied in the plural shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter.

    <#>30.</#><*>29.</*>  HEADINGS<*>.</*>

    The headings of the several paragraphs of this Plan are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

    <#>31.</#><*>30.</*>  SUCCESSORS<*>.</*>

    This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Corporation and any Optionee.

    <#>32.</#><*>31.</*>  GOVERNING LAW<*>.</*>

    This Plan shall be governed by and construed in accordance with the laws of the State of California.

    <#>33.</#><*>32.</*>  CONFLICT<*>.</*>

    In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without limitation, any stock option agreement, the terms and provisions of this Plan shall control.

PROXY
                                WESTERN BANCORP
                         4100 NEWPORT PLACE, SUITE 900
                        NEWPORT BEACH, CALIFORNIA 92660

   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTERN BANCORP FOR
                 ANNUAL MEETING OF SHAREHOLDERS APRIL 30, 1998

    The undersigned hereby constitutes and appoints Hugh S. Smith, Jr. and Arnold C. Hahn, or either of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Western Bancorp ("Western") which the undersigned would be entitled to vote if personally present at Western's Annual Meeting of Shareholders to be held at 4100 Newport Place, Third Floor, Newport Beach, California 92660 on April 30, 1998 at 11:00 a.m. and at any postponement or adjournment thereof, in the following manner:

1.   ELECTION OF DIRECTORS   / / FOR all nominees listed     / / WITHHOLD
                             below                           AUTHORITY
                             (EXCEPT AS MARKED TO THE        TO VOTE FOR ALL
                             CONTRARY BELOW)                 NOMINEES LISTED
                                                             BELOW

Aubrey L. Austin, Rice E. Brown, John M. Eggemeyer, William C. Greenbeck, Robert
                                   L. McKay,
  Hugh S. Smith, Jr., Mark H. Stuenkel, Matthew P. Wagner, and Dale E. Walter

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
                           THAT NOMINEE'S NAME BELOW)

--------------------------------------------------------------------------------

2.   APPROVAL OF THE AMENDMENT TO WESTERN'S STOCK OPTION PLAN   / / FOR   / /
     AGAINST   / / ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

    WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY HOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND. Further, if cumulative voting rights for the election of directors are exercised, the Proxies, unless otherwise instructed, will cumulatively vote their shares as provided in the Proxy Statement.

    Please date and sign exactly as your name or names appear hereon. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.
                                              Dated: _____________________, 1998
                                              __________________________________

                                                          Signature
                                              __________________________________

                                                          Signature
                                              __________________________________

                                                        Type or Print

 PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED
                                    ENVELOPE